UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2019 (January 14, 2019)

CAPSTONE SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-207100	30-0867167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yun Gu Hui, International Financial Center 42nd FL, Hanzhong Str 1, Qinhuai District Nanjing, Jiangsu Province, China 210005
(Address, including zip code, of principal executive offices)

(86) 025-57625881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

•	Market acceptance of our products and services;

•	Competition from existing products or new products that may emerge;

•	The implementation of our business model and strategic plans for our business and our products;

•	Estimates of our future revenue, expenses, capital requirements and our need for financing;

•	Our financial performance;

•	Current and future government regulations;

•	Developments relating to our competitors; and

•	Other risks and uncertainties, including those listed under the section title “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

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EXPLANATORY NOTE

We were incorporated as Capstone Systems Inc. under the laws of the State of Nevada, on April 1, 2015 (“CPSN”). Prior to the Share Exchange (as defined below), we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Share Exchange, we ceased to be a “shell company” and will continue the existing business operations of Yunguhui Group Limited (“Yunguhui”) as a publicly traded company under the name “Capstone Systems Inc.”

On January 14, 2019 (the “Closing Date”), we closed a share exchange (the “Share Exchange”) under a Share Exchange Agreement, as amended (the “SEA”), with Yunguhui and 31 stockholders of Yunguhui, who held 100% of the issued and outstanding stock of Yunguhui (“Yunguhui Stockholders”). Pursuant to the SEA and upon the closing of the Share Exchange, in exchange for all of the issued and outstanding capital stock of Yunguhui, CPSN issued to the Yunguhui Stockholders an aggregate amount of 200,000,000 shares of CPSN’s common stock. As a result of the Share Exchange, the Yunguhui Stockholders became the controlling shareholders of the Company. The Share Exchange was accounted for under the business combination under common control of accounting.

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “we,” “us,” and “our” refer to the consolidated company and its subsidiaries at and after the Closing of the Share Exchange, thereby giving effect thereto.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 2.02	Results of Operations and Financial Condition

Item 3.02	Unregistered Sales of Equity Securities

Item 5.01	Changes in Control of Registrant

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

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Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

THE SHARE EXCHANGE AGREEMENT AND RELATED TRANSACTIONS

Share Exchange Agreement

On January 15, 2018, CPSN, Yunguhui, and the Yunguhui Stockholders entered into the SEA, which closed on January 14, 2019. The SEA was amended on November 26, 2018 to account for the additional 1,757,664 shares of Yunguhui capital stock that Yunguhui issued to 25 additional individuals in November 2018. Pursuant to the terms of the SEA, we issued an aggregate of 200,000,000 new shares of our common stock, par value $0.001 per share (the “Common Stock”), for all of the outstanding capital stock of Yunguhui. As a result, Yunguhui became a wholly owned subsidiary of CPSN.

Pursuant to the SEA, we acquired the business of Yunguhui, which is engaged in management consulting service. As a result, we have ceased to be a shell company.

At the closing of the Share Exchange, 201,757,664 shares of Yunguhui capital stock, issued and outstanding immediately prior to the closing of the Share Exchange, were exchanged for 200,000,000 newly issued shares of our Common Stock.

The SEA contained customary representations and warranties and pre and post-closing covenants of each party and customary closing conditions.

The Share Exchange is intended to be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The issuance of our Common Stock to Yunguhui Stockholders in connection with the Share Exchange was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, Regulation D promulgated by the SEC under that section and/or Regulation S promulgated by the SEC, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and some of these securities are subject to further contractual restrictions on transfer as described below.

The form of the SEA and amendment thereto is filed as an exhibit 2.1 and exhibit 2.2, respectively to this Report.

Pro Forma Ownership

Immediately after giving effect to the Share Exchange, there were 205,085,000 issued and outstanding shares of our Common Stock, as follows:

•	The Yunguhui Stockholders hold 200,000,000 shares of our Common Stock (97.4%); and

•	The stockholders of the Company prior to the Share Exchange hold the remaining 5,085,000 shares of our Common Stock (2.5%).

No other securities convertible into or exercisable or exchangeable for our Common Stock are outstanding. Our Common Stock is quoted on the OTC Pink under the symbol “CPSN”.

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Accounting Treatment; Change of Control

The Share Exchange was accounted for under the business combination under common control of accounting. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Share Exchange will be those of Yunguhui and CPSN combined and will be recorded at the historical cost basis and the consolidated financial statements after completion of the Share Exchange will include the combined assets and liabilities of Yunguhui and CPSN from the closing date of the Share Exchange.

As a result of the issuance of the shares of our Common Stock pursuant to the Share Exchange, a change in control of the Company occurred as of the date of consummation of the Share Exchange. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Share Exchange.

Following the Share Exchange, the Company will no longer be designated as a shell company.

Form 10 Information

Prior to the Share Exchange, the Company had nominal operations. We were deemed a “shell company,” as defined in Rule 12b-2 of the Exchange Act, and in light of the lack of operations prior to the completion of the Share Exchange.

Immediately following the Share Exchange, the business of Yunguhui became our business. Yunguhui is engaged in the business of management consulting service.

With the resulting change in our business, we are providing the information as is required pursuant to Item 2.01(f) of Form 8-K as if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our Common Stock, which is the only class of our securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange.

DESCRIPTION OF BUSINESS

Capstone Systems Inc. was incorporated in the State of Nevada on April 1, 2015. From inception to October 19, 2017, we were a development-stage company formed to sell kitchen sinks and kitchen cabinets in the USA. On October 19, 2017, the Company and its former sole director and executive officer, Jure Perko, entered into a stock purchase agreement (the “SPA”) with a group of individual purchasers, pursuant to which, the control block of voting stock of the Company, represented by 4,000,000 shares of common stock (the “Shares”), approximately 78.7% of all outstanding common stock of the Company, was transferred to the purchasers. In connection with the SPA, Jure Perko entered into an assignment agreement with the Company whereby all assets of the Company were transferred to him, all liabilities were assumed by him and the net difference was treated as a reduction in additional paid in capital. Subsequently, the Company ceased all operations, and became a shell company without any significant assets or operations.

On January 15, 2018, we entered into a SEA with Yunguhui Stockholders, which closed on January 14, 2019. Immediately following the closing of the SEA, the businesses of Yunguhui became our businesses. Consequently, the Company is no longer designated as a shell company. Yunguhui is engaged in management consulting services through its operating subsidiary, Anhui Yunguhui Internet Technology Limited.

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2013 (the “JOBS Act”) and, as such, may elect to comply with certain reduced public company reporting requirements for future filings.

A summary of the business of Yunguhui and its subsidiaries is described below.

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Overview

Yunguhui is a development company and commenced its operations in 2017. The company offers management consulting services to its registered member enterprises and generates revenue through membership fees and other service fees. We provide consulting services to small and medium-sized enterprises in mainland China to help them achieve their growth potential. As the date of this Report, nine companies are registered members with Yunguhui. We own and operate two service centers, through which we provide in-person customer service to our clients. We also entered into cooperation agreements with independent operators who own and operate cooperation service centers (“CSC”). (See – Business Description – Our Cooperation Service Centers) These independent operators pay us annual fees in exchange for the rights to use our brand name and trademark, as well as access to our other corporate resources, such as the Yunguhui App (once available) and consulting service personnel. As of the date of this Report, we have contracted with nine cooperation service centers. Due to our short history of operation, we are not yet profitable. Yunguhui conducts substantially all of its operations through contractual arrangements with Anhui Yunguhui Technology Development Limited (“Yunguhui Anhui”), an affiliated variable interest entity (“VIE”) and the VIE’s wholly owned subsidiaries Beijing Yunguhui Information Technology Co. Ltd. (“Yunguhui Beijing”), and Nanjing Yunguhui Information Technology Co. Ltd. (“Yunguhui Nanjing,” together with Yunghuhui Anhui, Yunguhui Beijing and Yunguhui Nanjin, “Yunguhui Anhui and its Subsidiaries”).

General

Yunguhui, a company incorporated in the Republic of Seychelles on November 2, 2017, acts as a holding company of its directly wholly owned subsidiary, Yunguhui Holdings Development Limited, also a Republic of Seychelles company, incorporated on November 3, 2017 (“YHDL”). YHDL acts as a holdings company of its directly wholly owned subsidiary, Yun Gu Hui International (Hong Kong) Development Limited, which was incorporated in Hong Kong on December 6, 2017 (“Yunguhui HK”). Yunguhui HK has a wholly owned subsidiary, Shenzhen Yunguhui Technology Development Limited, a PRC company incorporated on February 22, 2018 (“Yunguhui Shenzhen”), as a wholly foreign-owned enterprise (“WFOE”).

On August 20, 2018, Yunguhui Shenzhen entered into a Management and Consultancy Service Agreement which entitles Yunguhui Shenzhen to substantially all of the economic benefits of Yunguhui Anhui and its Subsidiaries, all of which are PRC companies, in consideration of services provided by Yunguhui Shenzhen to Yunguhui Anhui and its Subsidiaries. In addition, Yunguhui Shenzhen entered into certain agreements with the shareholders of Yunguhui Anhui, Yusheng Jiang and Ding Yong (collectively, the “Yunguhui Anhui Shareholders”), as well as Yunguhui Anhui and its Subsidiaries, including (i) an Exclusive Right and Option to Purchase Agreement allowing Yunguhui Shenzhen to acquire the shares of Yunguhui Anhui as permitted by PRC laws, (ii) a Shareholders' Voting Rights Proxy Agreement that provides Yunguhui Shenzhen with the voting rights of the Yunguhui Anhui Shareholders and those of Yunguhui Anhui, and (iii) an Equity Pledge Agreement that pledges the shares in Yunguhui Anhui and its Subsidiaries to Yunguhui Shenzhen. This VIE structure provides Yunguhui Shenzhen, a wholly-owned subsidiary of Yunguhui, with control over the operations and benefits of Yunguhui Anhui and its Subsidiaries without having a direct equity ownership in Yunguhui Anhui and its subsidiaries.

Beginning in December 2017, each of Yunghuhui Beijing and Yunguhui Nanjing started operating a local service center. In addition to the two directly owned and operated service centers, we have currently contracted nine CSCs through contractual arrangements entered with independent operators.

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Organization and Consolidated Subsidiaries

Yunguhui’s organizational structure was crafted to abide by the laws of the PRC and maintain tax benefits as well as internal organizational efficiencies. CPSN’s post–share exchange organization structure is summarized below:

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Risk Factors

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item.

Industry Overview and Trend

Yunguhui provides management consulting services to small and medium-sized enterprises in mainland China. Below is a brief overview of the management consulting services industry in China.

The PRC domestic management consulting industry emerged in the early 1980s, when professional consulting organizations such as McKinsey & Company, Accenture, BCG, and Roland Berger entered into the PRC market. With the growth of China's economy, the size and scale of China's management consulting industry are increasing, and the number of companies engaged in consulting and training services is increasing.

At present, there are no dedicated government administrative departments to guide or regulate the development of the industry. The ever-evolving economic conditions require continuous improvement of the services and products provided by the industry; however, there has been a general lack of investment in research and development throughout the management consulting industry, which results in low customer satisfactions.

Compared to the U.S., China’s management consulting industry is still at the newborn stage. According to Founder Securities’ research, for the year 2016, the industry accounts for 0.18% of GDP in China, which is 1.20% in the U.S. With the rapid development and transformation of the Chinese domestic market economy, competitive pressures will require more enterprises seek “brain power” from management consulting companies to help them compete more effectively. It was estimated that China’s consulting market grew by 7% to a total value of USD 4 billion in 2015, according to the market research report by Source Global Research. The “Market Research Report 2016” by IBIS World shows that total revenue of the industry was about USD 23 billion and the Average Annual Growth Rate (“AAGR”) of total revenue was 10.6% in 2011-2016. Despite differences in definition and data set (such as the difference in classification of management consultant, for instance), both reports have reflected the rapid growth trend of the management consulting industry in China.

Our Management Consulting Services

We provide management consulting services to our member enterprises, each of whom registers with us to become a member enterprise by entering into an annual member service agreement. Our services include management advisory, corporate governance advisory, public relations advisory, and other capital market related consulting services. The annual membership fee is currently RMB10,000 (approximately US$1,444). As of the date of this Report, we had nine registered members.

The following services are included in our annual membership services:

(1)	Monthly corporate coaching sessions provided by subject experts. Currently, we do not have any contractual relationships with or provide monetary compensation to any experts; persons who we deem experts offer their expertise and time in the hopes that it will increase their public exposure or introduce them to new clients for their respective services. Based on the member enterprise’s business conditions and needs, we develop specific training sessions covering various subjects including legal, financial, tax, overseas listing, and business planning, for the member enterprise. During the training sessions, our experts and the member enterprises engage in one-on-one coaching through our WeChat groups. At present, the experts cooperating with us include vice presidents, founders, attorneys and members from organizations such as the Shenzhen Economic Society, Mind Capital Venture, China Book of Changes Research Commission, Traditional Chinese Promotion Committee of the Ministry of Culture, as well as other experts familiar with overseas listings and our other subject offerings.

(2)	Business promotion and public relations services. We help our member enterprises develop and execute business promotion plans to build brand awareness and improve sales of their products and services. We use our website and our proprietary web-based application (the “Yunguhui App”) to promote our member enterprises’ businesses. With our Yunguhui App, which is currently in the testing phase, our member enterprises should be able to exchange information and communicate their business and corporate needs with other users of the Yunguhui App.

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(3)	Participation in the events and activities organized by Yunguhui. Our service centers frequently organize events such as forums and salons that provide networking and business promotion opportunities for local enterprises, and these events are free for our member enterprises. The fees of these events range from approximately $30 to $300, depending on the locations and activities offered by the events.

In addition to the above services, we also provide ad-hoc services to our members which are not included in the annual membership services (“Ad-Hoc Services”). The fees for these services are negotiated on a case-by-case basis, taking into consideration the specific services that our team provides, the nature of the business and listing requirements, and our business relationship with each member. Our Ad-Hoc services are:

(1)

Financing and intermediary services. According to the specific financing needs of our member enterprises, we will formulate individual financing plans to help enterprises obtain the funds needed for development and growth. If required, we will introduce our member enterprises to suitable third party financial institutions. We do not currently have any enterprises signed up for our financing and intermediary services.

(2)

Going public consulting services. Many small and medium-sized enterprises in China seek advantages offered by becoming a publicly traded company, such as greater public awareness and the increased ability to have access to financing through international investment channels. We have established relationships with various third party professional providers, such as investment banks, law firms and public accounting firms, with whom we form a team that provides going public consulting services to guide our member enterprises through the going public process. Currently we have signed two enterprises for our listing consulting service.

Our Cooperation Service Centers

Our CSCs are owned and operated independently by third party operators and function just as our directly owned service centers. They promote our brand and platform by organizing events and forums with local enterprises, provide in person customer services to our existing and prospective clients and help with recruiting new clients. To be a CSC, the third party must meet certain financial requirements and their office spaces must conform to our standards in terms of size and the display of our Yunguhui brand name. Additionally, each CSC operator must possess: (1) an established relationship with local government entities, such as the Economic and Information Committees, the Industry and Commerce Committees, the Small and Medium Bureaus; and/or (2) an established relationship with local businesses such as Chambers of Commerce, Entrepreneur Clubs; and/or (3) an established relationships with local educational entities, such as education and training institutions, universities, colleges; and (4) a long-term commitment to being a productive partner, who supports and promotes the Yunguhui brand name and its business values, views and plans.

Since our inception in 2017, we have participated in many events and conferences organized by local government entities and business associations to promote our brand and recruit third parties for potential CSCs. Although we are a relatively new company, our founders (Mr. Yushen Jiang and Mr. Yong Di), have established relationships and connections with a number of businesses that we believe are interested in opportunities within the management consulting business industry, through which we hope to attract and recruit potential CSCs. Until our brand is more well-known, we anticipate that this is how we will continue to locate and establish more CSCs.

Our contractual relationship with CSCs are established by the terms of the Cooperation Contract of National Service Center of Yunguhui Group (the “CSC Agreement”), pursuant to which, we charge the CSCs annual fees in exchange for the rights to use our brand name and platform, as well as access to our other corporate resources such as the Yunguhui App (once available) and management consulting personnel. When a CSC successfully recruits a new client, it earns a percentage of the fees generated from the services provided to the client. The duration of the CSC Agreement is three years and the annual fees is currently set at RMB1,000,000 (approximately US$144,352).

As of the date of this Report, we have entered into nine CSC Agreements with independent operators, in major cities including Hangzhou, Hefei, Wuhan, and Shenzhen, among others; we also directly own and operate two service centers, which are located in Nanjing and Beijing. Three of the CSCs are currently operating and the others are expected to start operating in early 2019.

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Our Growth Strategy and Plan of Operation

We are a start-up company in the process of developing our consulting business targeting small and medium-sized enterprises in China. We believe it is important to provide superb customer service to our current and prospective member enterprises in order to grow and expand our consulting business. Accordingly, we plan to achieve profitability through the followings:

(1)	Online Real-Time Business Solutions – We plan to provide online real-time business solutions to our member enterprises on our proprietary web-based application, “Yunguhui App,” which is designed, developed, and maintained by our in-house technical team. Currently, the Yunguhui App is being tested for its functionalities and usability through a limited-scale release and is scheduled to be officially released in early 2019. The Yunguhui App has the following main functionalities: connecting member enterprises’ financing needs with related financial services resources; showcasing member enterprises’ products and services; providing expert consultations on demand; broadcasting promotional materials for member enterprises, such as multi-media productions, news and advertisements; and offering dedicated online channels that connect member enterprises based on their specific needs. Our Yunguhui App is designed to provide real time business solutions utilizing the collective resources of the Yunguhui business community that comprises our experts, member enterprises and other entities, such as financial institutions and private investors, that register with our Yunguhui App. Once launched, we believe the Yunguhui App will greatly enhance our member enterprises’ experience, which we hope will help increase our customer base and promote our business.

(2)	Additional Service Centers – We plan to increase the number of service centers by opening more directly owned and operated service centers, as well as signing more CSC Agreements with additional third party independent operators. We locate potential independent contractors to open CSCs by participating in business conferences and events organized by local government entities and business associations, and by utilizing existing business relationships and connections. Through the physical presence of our services centers, we are able to establish relationships with local government entities and business associations, whose support are critical for us to grow and expand our business organically. We believe this strategy allows us to promote our brand and expand our business relatively quickly without a large amount of capital or human investment. Our target is to have 50 operating service centers by 2020.

Our Target Clients

The target customers for our consulting services are small to mid-sized enterprises seeking growth and expansion in mainland China. Many of them are start-up companies who have needs for financing and increased brand recognition. Up to the date of this Report, we have nine registered member enterprises. Due to the small number of clients we currently have, each of them accounts for more than 10% of our consulting revenue. However, we hope to grow our Company such that fewer clients will account for more than 10% of our consulting revenue.

Competition

We operate in a competitive industry. Although we are not aware of any other company in China that currently offers our same mix of services in the same manner as us, we compete with a large number of companies that provide financial and management consulting services, such as Greenpro Capital Corp., Forward Capital, Asia Times Holdings Limited, and Shenjing360. There are also bigger and more established consulting service providers in the corporate finance industry, such as JP Investment Group, QMIS Financial Group, Mckinsey & company, Bain & Company, Hejun Consulting and ALLPKU. These competitors have significantly more financial resources than we currently possess and greater brand recognition than us. In addition, new or existing competitors that use business models that are more effective than ours may require us to change our business plan so that we can be competitive.

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We believe our competitive advantages include our quality of service and anticipated online presence, through the Yunguhui App, which will help us reach more customers than our competitor’s conventional methods, as there are few other companies currently providing this method of connectivity for the services we provide.

Marketing

We market our services through our website, the Yunguhui App (once available), referrals from our existing clients, and other social media platforms such as WeChat and Weibo. Our service centers organize forums and events, which also serve as promotions for our services and recruitment for new clients.

R&D

We have an in-house development team with six employees, who are responsible for the development and support of our proprietary Yunguhui App. We expect to invest resources to retain qualified employees and update our Yunguhui App to meet the needs of our business operations.

Employees

As of the date of this Report, we had 45 full-time employees throughout our operations; 27 of such employees were in our Yunguhui Anhui office and 18 of such employees were at our directly owned service centers located in Nanjing and Beijing. None of our employees are covered by a collective bargaining agreement. We have not experienced any work stoppages and we consider our relations with our employees to be good.

Intellectual Property

Protecting our intellectual property is a priority for our business. We rely on a combination of copyright, trademark and trade secret laws, as well as confidentiality agreements, to establish and protect our proprietary rights.

We own the rights to a trademark for Yunguhui in China. The trademark was originally registered in 2018 by Anhui Zhenghao Limited (Zhenghao), a PRC company, and the rights to the trademark was transferred to us on August 31, 2018, through an executed letter of authorization between Zhenghao and Yunguhui Anhui. We have also submitted an application to the PRC Trademark Office of State Administration for Industry and Commerce to officially transfer the registration of the Yunguhui trademark to Yunguhui Anhui. The registered PRC trademark will expire in 2028 and can be renewed before the expiration date.

Currently, we are in the process of filing for copyright registration of the Yunguhui App in PRC.

As of the date of this Report, we obtained four registered domain names in PRC: www.yunguhui.com.cn., 云股汇.com, 云股汇.net, and 云股汇.cn.

Government Regulations

PRC Laws and Regulations relating to Wholly Foreign-owned Enterprises

The establishment, operation and management of corporate entities in China are governed by the PRC Company Law, which was promulgated by the Standing Committee of the National People’s Congress on December 29, 1993 and became effective on July 1, 1994. It was last amended on December 28, 2013 and the amendments became effective on March 1, 2014. Under the PRC Company Law, companies are generally classified into two categories, namely, limited liability companies and joint stock limited companies. The PRC Company Law also applies to limited liability companies and joint stock limited companies invested by foreign investors. Where there are otherwise different provisions in any law on foreign investment, such provisions shall prevail.

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The Law of the PRC on Wholly Foreign-invested Enterprises was promulgated and became effective on April 12, 1986, and was last amended and became effective on October 1, 2016. The Implementing Regulations of the PRC Law on Foreign-invested Enterprises were promulgated by the State Council on October 28, 1990. They were last amended on February 19, 2014 and the amendments became effective on March 1, 2014. The Provisional Measures on Administration of Filing for Establishment and Change of Foreign Investment Enterprises were promulgated by MOFCOM and became effective on October 8, 2016, and were last amended on July 20, 2017 with immediate effect. The above- mentioned laws form the legal framework for the PRC Government to regulate WFOEs. These laws and regulations govern the establishment, modification, including changes to registered capital, shareholders, corporate form, merger and split, dissolution and termination of WFOEs.

Yunguhui Shenzhen has been a WFOE since settled and should comply with the above-mentioned laws.

PRC Laws and Regulations relating to Management Consulting Industry

Law of the People's Republic of China on Promotion of Small and Medium-sized Enterprises (“the SME Promotion Law”) was promulgated by the standing committee of the National People's Congress on June 29, 2002 and amended on September 1, 2017, which became effective on January 1, 2018. According to the SME Promotion Law, the government encourages all kinds of services organization to provide services including training and counselling on entrepreneurship, Intellectual property protection, management consulting, information consulting, credit service, marketing, development of projects, investment and financing, accounting and taxation, equity transaction, technology support, talent introduction, foreign cooperation, exhibition and legal consulting.

Opinions of the state council on further promoting the development of small and medium-sized enterprises

Pursuant to the Opinions of the state council on further promoting the development of small and medium-sized enterprises (“the Opinions”) which was promulgated by the State Council on September 19, 2009, the government supports the fostering of management consulting organizations serving small and medium-sized enterprises (“SMEs”) to guide SMEs using external sources to improve their business management.

Properties

Nanjing Yunguhui’s office, our Nanjing service center, is located at Unit JA, 42 Floor, Main Tower Building of the Nanjing IFC located in No. 1, Hanzhong Road, Nanjing City China. We lease a total area of approximately 625.47 square meters (approximately 431 square foot) of office space pursuant to one lease agreement, which covers 24 months, from December 18, 2018 to December 17, 2020. The monthly rent is RMB 104,635.92 (approximately US$15,808).

Beijing Yunguhui’s office, our Beijing service center, is located at Room 1801-08, F/18 of No. 4 Business Office Building in the Land Parcel 1008-627, Plot 3, Cuigezhuang Town Dawangjing Village Environmental Rehabilitation Land Reserve Project, Chaoyang District, Beijing City (No. 11 Building, Zone 4, Wangjing Dongyuan). The leased floor area is 298 square meters (approximately 3207 square foot), the term of the lease is five years, from August 24, 2017 to August 23, 2022. The monthly rent is RMB 86,109 (approximately US$12,430) for the first year and is subject to an increase of 6%, 5%, and 5% for the third, fourth, and fifth year, respectively.

Anhui Yunguhui’s office is located at Anqing, High-tech Zone, Huangguan Road 8 (Anqing Phoenix Science and Technology Industrial Park). We lease a total area of approximately 4,033 square meters (approximately 43,410 square foot) pursuant to one lease agreement, which covers a term of five years, from July 1, 2017 to June 30, 2022, with the monthly rent of RMB 9,146 (approximately US$1,382) for the first three years. The monthly rent for the fourth and fifth year will be renegotiated.

WHERE YOU CAN FIND MORE INFORMATION

The registrant is subject to the requirements of the Exchange Act, and files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the public reference room maintained by the SEC at its Public Reference Room, located at 100 F Street, N.E. Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330. In addition, we are required to file electronic versions of those materials with the SEC through the SEC’s EDGAR system. The SEC also maintains a web site at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

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Item 2.02	Results of Operations and Financial Condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date of this report. These forward-looking states are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or out predictions.

Overview

Capstone Systems Inc. was incorporated in the State of Nevada on April 1, 2015 and established a fiscal year end of May 31. From inception to October 19, 2017, we were a development-stage company formed to sell kitchen sinks and kitchen cabinets in the USA. On October 19, 2017, the Company and its sole director and executive officer, Jure Perko, entered into a stock purchase agreement (the “SPA”) with a group of individual purchasers, pursuant to which, the control block of voting stock of the Company, represented by 4,000,000 shares of common stock (the “Shares”), approximately 78.7% of all outstanding common stock of the Company, was transferred to the purchasers. The consideration paid for the Shares was $0.0902 per share, for a total of $360,775 in cash. The source of the cash consideration for the Shares was personal funds of the Purchasers. In connection with the SPA, Jure Perko entered into an assignment agreement with the Company whereby all assets of the Company were transferred to him, all liabilities were assumed by him and the net difference was treated as a reduction in additional paid in capital. Subsequently, the Company ceased all operations, and became a shell company without any significant assets or operations. Since becoming a shell company, the Company's activities concentrated on maintaining its corporate existence and looking for other opportunities for the Company.

We have had limited operations and have been issued a "going concern" opinion by our auditor, based upon our reliance on the sale of our common stock as the sole source of funds for our future operations.

On January 15, 2018, CPSN, Yunguhui, and the Yunguhui Stockholders entered into the SEA, which closed on January 14, 2019. Pursuant to the terms of the SEA, we issued an aggregate of 200,000,000 new shares of our Common Stock,” for all of the outstanding capital stock of Yunguhui. As a result, Yunguhui became a wholly owned subsidiary of CPSN. Pursuant to the SEA, we acquired the business of Yunguhui, which is engaged in management consulting service. As a result of the Share Exchange, we ceased to be a “shell company” and will continue the existing business operations of Yunguhui Group Limited (“Yunguhui”) as a publicly traded company under the name “Capstone Systems Inc.”

At the closing of the Share Exchange, 201,757,664 shares of Yunguhui capital stock, which represents 100% of Yunhuhui’s issued and outstanding stock immediately prior to the closing of the Share Exchange, were exchanged for 200,000,000 newly issued shares of our Common Stock.

The Share Exchange is intended to be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Limited Operating History; Need for Additional Capital

There is no historical financial information about us upon which to base an evaluation of our performance. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the launching of our online applications and market or wider economic downturns. We do not believe we have sufficient funds to operate our business for the next twelve months.

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We have no assurance that future financing will be available to us on acceptable terms, or at all. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

If we are unable to raise additional capital to maintain our operations in the future, we may be unable to carry out our full business plan or we may be forced to cease operations.

Economic and Political Risks

Our operations are conducted primarily in the PRC. Accordingly, our business, financial conditions and results may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

Our operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks with, among others, the political, economic and legal environment and foreign currency exchange. Our Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversions, remittances abroad, and rates and methods of taxation, among other things.

Risks Related to Doing Business in China

Any economic, political and legal developments in the PRC will significantly affect our business, financial condition, results of operations and prospects.

We conduct all of our operations and all of our revenue is generated in the PRC. Our ability to operate profitably in the PRC may be adversely affected by changes in policies by the PRC government, including changes in laws, regulations or their interpretation, particularly those dealing with the Internet, including censorship and other restriction on material which can be transmitted over the Internet, security, intellectual property, money laundering, taxation and other laws that affect our ability to operate our business through the Yunguhui App.

Our business is dependent upon government policies that encourage a market-based economy.

Any change in the political or economic climate in the PRC may impair our ability to operate profitably, if at all. The PRC government continues to exercise significant control over economic growth in the PRC and we are dependent upon the PRC government pursuing policies that encourage private ownership of businesses. Restrictions on private ownership of businesses would affect the e-commerce and lodging services in general.

PRC laws and regulations governing our current business operations are sometimes vague and uncertain and any changes in such laws and regulations may impair our ability to operate profitable.

The laws and regulations regarding the interpretation and application of PRC laws that govern our business and the enforcement and performance of our arrangements with customers in certain circumstances are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively, which may have adverse effect on our business.

Because our business is conducted in RMB and the price of our Common Stock is quoted in United States dollars, changes in currency conversion rates may affect the value of your investments.

Our business is conducted in RMB and the price of our Common Stock is quoted in United States dollars, changes in currency conversion rates may affect the value of your investments. Fluctuation in the exchange rate between the RMB and dollar resulting from economic conditions and others affect the value of our assets and the results of our operations in United States dollars. Any significant revaluation of the RMB may materially and adversely affect our cash flows, revenue and financial condition.

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The Enterprise Income Tax Law (“EIT Law”) and its implementing rules are vague and cast uncertainties to our business.

The EIT Law and its implementing rules provide that enterprises established outside of China whose “de facto management bodies” are located in China are considered “resident enterprises” under PRC tax laws. However, there are no detailed rules or precedents governing the procedures and specific criteria for determining “de facto management body.” If we are deemed as a PRC “resident enterprise,” we will be subject to PRC enterprise income tax on our worldwide income at a uniform tax rate of 25%, although dividends distributed to us from our existing PRC subsidiary and any other PRC subsidiaries which we may establish from time to time could be exempt from the PRC dividend withholding tax due to our PRC “resident recipient” status. In addition, any dividends we pay to our non-PRC investors, and the gains realized from the transfer of our Common Stocks may be considered income derived from sources within the PRC and be subject to PRC tax, at a rate of 10% in the case of non-PRC enterprises or 20% in the case of non-PRC individuals (in each case, subject to the provisions of any applicable tax treaty). This could have a material and adverse effect on our overall effective tax rate, our income tax expenses, our net income and our dividends paid to our shareholders.

Finally, there are significant uncertainties under the EIT Law relating to the withholding tax liabilities of our PRC subsidiary, and dividends payable by our PRC subsidiary to our offshore subsidiaries may not qualify to enjoy certain treaty benefits. Under the PRC EIT Law and its implementation rules, the profits of a foreign invested enterprise generated through operations, which are distributed to its immediate holding company outside the PRC, will be subject to a withholding tax rate of 10%. Pursuant to a special arrangement between Hong Kong and the PRC, such rate may be reduced to 5% if a Hong Kong resident enterprise owns more than 25% of the equity interest in the PRC company. Our PRC subsidiary is wholly-owned by our Hong Kong subsidiary. In current practice, a Hong Kong enterprise must obtain a tax resident certificate from the relevant Hong Kong tax authority to apply for the 5% lower PRC withholding tax rate. As the Hong Kong tax authority will issue such a tax resident certificate on a case-by-case basis, we cannot assure you that we will be able to obtain the tax resident certificate from the relevant Hong Kong tax authority. Additionally, even after we obtain the Hong Kong tax resident certificate, we are required by applicable tax laws and regulations to file required forms and materials with relevant PRC tax authorities to prove that we can enjoy 5% lower PRC withholding tax rate. There is no assurance that the PRC tax authorities will approve the 5% withholding tax rate on dividends received from our Hong Kong business entity.

The PRC government may determine that the VIE Agreements are not in compliance with applicable PRC laws, rules and regulations.

Yunguhui manages and operates the business of Yunguhui Anhui and its Subsidiaries through its WFOE, Yunguhui Shenzhen, pursuant to the rights it holds under the VIE Agreements. Almost all economic benefits and risks arising from the operations of Yunguhui Anhui and its Subsidiaries are transferred to Yunguhui under these agreements.

There are risks involved with the operation of the business of Yunguhui Anhui and its Subsidiaries in reliance on the VIE Agreements, including the risk that the VIE Agreements may be determined by PRC regulators or courts to be unenforceable. If the VIE Agreements were for any reason determined to be in breach of any existing or future PRC laws or regulations, the relevant regulatory authorities would have broad discretion in dealing with such breach, including:

•	imposing economic penalties;

•	discontinuing or restricting the operations of Yunguhui Shenzhen or Yunguhui Anhui and its Subsidiaries;

•	imposing conditions or requirements in respect of the VIE Agreements with which the Company may not be able to comply;

•	requiring Yunguhui to restructure the relevant ownership structure or operations;

•	taking other regulatory or enforcement actions that could adversely affect its business; and

•	revoking the business licenses or certificates of Yunguhui Anhui and its Subsidiaries and/or voiding the VIE Agreements.

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Any of these actions could adversely affect Yunguhui’s ability to manage, operate and gain the financial benefits of Yunguhui Anhui and its Subsidiaries, which represents its sole operations, which would have a material adverse impact on its business, financial condition and results of operations.

Our ability to manage and operate VIE and its subsidiaries under the VIE Agreements may not be as effective as direct ownership.

Our plans for future growth are based substantially on growing the operations of Yunguhui Anhui and its Subsidiaries. However, the VIE Agreements may not be as effective in providing us with control over Yunguhui Anhui and its Subsidiaries as direct ownership. Under the current VIE arrangements, as a legal matter, if Yunguhui Anhui and its Subsidiaries fail to perform their obligations, we may have to (i) incur substantial costs and resources to enforce such arrangements, and (ii) rely on legal remedies under PRC law, which it cannot be sure would be effective. Therefore, if we are unable to effectively control Yunguhui Anhui and its Subsidiaries, it may have an adverse effect on its ability to achieve its business objectives and grow its revenues.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenue and expenses during the reporting period. Critical accounting policies are those accounting policies that may be material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change, and that have a material impact on financial condition or operating performance. While we base our estimates and judgments on our experience and on various other factors that we believe to be reasonable under the circumstances, actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies used in the preparation of our consolidated financial statements require significant judgments and estimates. For additional information relating to these and other accounting policies, see our consolidated financial statements included elsewhere in this Report.

Method of accounting

Management has prepared the accompanying financial statements and these notes in accordance with generally accepted accounting principles in the United States of America; the Company maintains its general ledger and journals with the accrual method accounting.

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Revenue recognition

The Company recognizes revenue when all of the following criteria have been met: it has negotiated the terms of the transaction with the customer which includes setting a fixed sales price, it has transferred possession of the product to the customer, the customer does not have the right to return the product, the customer is able to further sell or transfer the product onto others for economic benefit without any other obligation to be fulfilled by the Company, and the Company is reasonably assured that funds have been or will be collected from the customer. The Company’s amount of revenue recognized to the books reflects the value of goods invoiced, net of any value-added tax (VAT) or excise tax.

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Results of Operations

Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation.

The following discussion and analysis of our financial condition and results of operation for the three months ended September 30, 2018 and 2017 and the period ended June 30, 2018 should be read in conjunction with the financial statements and the notes to those statements that are included in this report on Form 8-K.

For the three months ended September 30, 2018 and 2017

	Three months ended September 30, 2018	Three months ended September 30, 2017	Change
Revenue	222,895	3,327	219,568
Cost of sales	813	7	806
Gross profit	222,082	3,320	218,762
Selling expense	12,094	-	12,094
General and administrative expenses	1,005,993	16,321	989,672
Operating loss	(796,006)	(13,000)	(783,006)
Total other income (expenses)	134	-	134
Income before income taxes	(795,872)	(13,000)	(782,872)
Income taxes	-	-	-
Net income	(795,872)	(13,000)	(782,872)

Revenue

Revenue totaled $222,895 for the three months ended September 30, 2018 compared to $3,327 for the three months ended September 30, 2017.

Cost of sales

We incurred $813 and $7 in cost of sales for the three months ended September 30, 2018 and 2017 respectively.

Gross profit

As a combined result of revenues and cost of sales, the gross profits were $222,082 and $3,320 for the respective periods.

Selling expense

During the three months ended September 30, 2018, we incurred $12,094 selling expense compared to $nil during the three months ended September 30, 2017.

General and administrative expenses

Our general and administrative expenses were $1,005,993 and $16,321 for the three months ended September 30, 2018 and 2017 respectively.

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Net income

Our net loss for the three months ended September 30, 2018 was $795,872 compared to $13,000 for the three months ended September 30, 2017.

Liquidity and Capital Resources

Working capital	September 30, 2018 (Unaudited)	June 30, 2018 (Audited)
Total current assets	$511,657	$260,188
Total current liabilities	1,399,326	364,373
Working capital deficit	$(887,669)	$(104,185)

Total stockholders’ deficit as of September 30, 2018 and June 30, 2018 was $780,373 and $9,198, respectively. To date, we have financed our operations primarily from sales and through the cash proceeds from the issuance of stock.

We do not believe that we have sufficient funds to operate our business for the next twelve months. We may require additional cash resources in the future but we have no assurance that future financing will be available to us on acceptable terms, or at all. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders. If we are unable to raise additional capital to maintain our operations in the future, we may be unable to carry out our full business plan or we may be forced to cease operations.

The following table provides detailed information about our net cash flows for the three months ended September 30, 2018 and 2017 respectively.

	Three Months Ended September 30,
	2018	2017
Net cash provided by (used in) operating activities	$171,767	$(32,491)
Net cash provided by (used in) investing activities	-	(408)
Net cash provided by financing activities	14,638	304,612
Net increase (decrease) in cash and cash equivalents	186,405	271,713
Effect of foreign currency translation on cash and cash equivalents	(4,727)	(3,625)
Cash and cash equivalents at the beginning of period	47,037	-
Cash and cash equivalents at the end of period	$228,715	$268,088

Operating Activities

For the three months ended September 30, 2018, net cash provided by operating activities was $171,767 consisting of a net loss of $795,872, amortization and depreciation expenses of $2,477, an increase in accounts receivable of $145,634, a decrease in other receivables of $152,252, a decrease in related party receivables of $1,199, an increase in advance to supplier of $65,069, an increase in prepaid expenses of $12,540, an increase in accounts payable of $1,387, an increase in taxes payable of $7,575, a decrease in other payables of $26,371, an increase in related party payable of $1,067,744 and a decrease in customer deposits of $15,381. Net cash used in operating activities for the three months ended September 2017 was $32,491 consisting of a net loss of $13,000, an increase in accounts receivable of $3,427, an increase in other receivables of $54,141 and an increase in other payables of $38,077.

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Investing Activities

Net cash used in investing activities was $nil for the three-month period ended September 30, 2018 compared to $408 for the three-month period ended September 30, 2017.

Financing Activities

Net cash provided by financing activities for the three months ended September 30, 2018 was $14,638 which consisted of contributions of capital by owners. Net cash provided by financing activities for the three months ended September 30, 2017 was $304,612.

For the period from the date of inception to June 30, 2018

The following financial data was extracted from the audited consolidated financial statements of Yunguhui Group Limited and its subsidiaries for the period from the date of inception, November 2, 2017, to June 30, 2018. As Yunguhui Group Limited and its subsidiaries were in business for less than a year, no comparisons of financial data are available.

Overview

The following table sets forth key components of our results of operations for the period from the date of inception to June 30, 2018.

From the date of inception to June 30, 2018
Revenue	4,850
Cost of sales	4,073
Gross profit	777
General and administrative expenses	1,730,548
Operating loss	(1,729,771)
Total other income (expenses)	482
Income before income taxes	(1,729,289)
Income taxes	-
Net income	(1,729,289)

Revenue

We earned $4,850 from the date of inception to June 30, 2018 by providing consultation services to our clients.

Cost of Sales

Our cost of sales was $4,073 from the date of inception to June 30, 2018.

Gross Profit

Our gross profit was $777 from the date of inception to June 30, 2018.

General and Administrative Expense

We incurred $1,730,548 general and administrative expenses from the date of inception to June 30, 2018. The expenses primarily consisted of service fees, salary and social insurance expenses and rent.

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Net income

As a cumulated effect of the incomes and expenses, our net loss was $1,729,289 from the date of inception to June 30, 2018.

Liquidity and Capital Resources

Working capital	From the date of inception to June 30, 2018
Total current assets	$260,188
Total current liabilities	364,373
Working capital deficiency	$(104,185)

As of June 30, 2018, we had cash and cash equivalents of $47,037. To date, we have financed our operations primarily through contributions by owners and issuance of shares.

We do not believe that we have sufficient funds to operate our business for the next twelve months. We may require additional cash resources in the future but we have no assurance that future financing will be available to us on acceptable terms, or at all. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders. If we are unable to raise additional capital to maintain our operations in the future, we may be unable to carry out our full business plan or we may be forced to cease operations.

The following table provides detailed information about our net cash flows for the period from the date of inception to June 30, 2018.

Cash Flow

From the date of inception to June 30, 2018
Net cash provided by (used in) operating activities	$(1,473,435)
Net cash provided by (used in) investing activities	(42,476)
Net cash provided by (used in) financing activities	1,572,524
Net increase (decrease) in cash and cash equivalents	56,613
Effect of foreign currency translation on cash and cash equivalents	(9,576)
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$47,037

Operating Activities

From the date of inception to June 30, 2018, the net cash used in operating activities was $1,473,435 consisting of net loss of $1,729,289, stock issuance for services provided by shareholders of $100,000, depreciation and amortization expenses of $4,632, an increase in other receivables of $192,556, an increase in related party receivables of $4,986, an increase in advance to suppliers of $15,608, an increase in accounts payable of $6,657, an increase in tax payable of $20, an increase in other payables of $32,095, an increase in accrued liabilities of $20,000, and an increase in customer deposits of $305,600.

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Investing Activities

The net cash used in investing activities was $42,476 for the period from the date of inception to June 30, 2018 which consisted of purchases of fixed assets and intangibles of $39,968 and $2,508 respectively.

Financing Activities

The net cash provided by financing activities for the period from the date of inception to June 30, 2018 was $1,572,524 which consisted of contribution of capital by owners of $769,271, issuance of note receivable of $75,539 and issuance of shares of $878,792.

Contractual Obligations and Commercial Commitments

For the period ended June 30, 2018, the Company entered the following lease agreements:

•

Anhui Yunguhui entered into a five-year operating lease agreement leasing a two floored office commencing on July 1, 2017 and expiring on June 30, 2022. The monthly lease expense is RMB 9,147 (USD $1,382).

•

Beijing Yunguhui entered into a five-year operating lease agreement leasing an office commencing on August 21, 2017 and expiring on August 23, 2022. The monthly lease expense is RMB 93,365 (USD $14,105).

•

Nanjing Yunguhui entered into a twenty-five months operating lease agreement leasing an office commencing on November 18, 2016 and expiring on December 17, 2018. The lease was renewed on November 17, 2018, extending the lease for another twenty-four months expiring on December 17, 2020. The current monthly lease expense is RMB 104635.92 (approximately USD $15,8084).

The minimum future lease payments for the offices at June 30, 2018 are as follows:

Period	Lease Payable
Year 1	$375,891
Year 2	375,891
Year 3	265,234
Year 4	184,810
Year 5	28,212
$1,230,039

The outstanding lease commitments for the leases listed above as of June 30, 2018 was $1,230,039. The lease expense for the year ended June 30, 2018 was $309,876.

Capital Expenditures

Capital expenditures for the period from the date of inception to June 30, 2018, were $42,476. Such purchases were for setting up business.

Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management will closely monitor price changes in our industry and continually maintain effective cost control in operations.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

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Seasonality

Our operating results and operating cash flows historically have not been subject to significant seasonal variations. This pattern may change, however, as a result of new market opportunities or new product introductions.

Recent Accounting Pronouncements

In January 2017, the FASB issued guidance which simplifies the accounting for goodwill impairment. The updated guidance eliminates Step 2 of the impairment test, which requires entities to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value, determined in Step 1. The Company is currently evaluating the impact on the financial statements of this guidance.

In January 2017, the FASB amended the existing accounting standards for business combinations. The amendments clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The Company is currently evaluating the impact on the financial statements of this guidance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

Pre-Share Exchange

The following table sets forth certain information regarding the beneficial ownership of our Common Stock immediately prior to the Share Exchange, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Immediately prior to the Share Exchange, we had 5,085,000 shares of Common Stock issued and outstanding.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
Xu, Jiyuan (CEO and Director) YONGZHEN VILLAGE, WANGJIANG COUNTY, ANHUI PROVINCE, CHINA	2,850,000 (direct)	56.05%

All directors and executive officers as a group (1 person)	2,850,000	56.05%

(1)	Percentage is calculated upon the 5,085,000 shares outstanding as of January 11, 2019

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Post-Share Exchange

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of January 14, 2019, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company. As of January 14,2019, we had 205,085,000 shares of Common Stock issued and outstanding.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Xu, Jiyuan (CEO and Director) One Liberty Plaza, Suite 2310 PMB# 21, New York, NY 10006	2,850,000	1.39%

All directors and executive officers as a group (1 person)	2,850,000	1.39%

Zhenbao Fan	105,076,564	51.23%

Huijin International Limited (1)	19,825,766	9.67%

Huichuang International Limited (2)	31,721,226	15.47%

Huibang International Limited (3)	31,721,226	15.47%

(1)

The person having voting, dispositive or investment powers over Huijing International Limited is Leilei Ren, through his 100% equity ownership in Huijing International Limited, the address of which is Room 505, Unit 3, No. 2 Building, North Mengzhenyuan, Yixiu District, Anqing, Anhui Province, PRC.

(2)

The person having voting, dispositive or investment powers over Huichuang International Limited is Yusheng Jiang, through his 100% equity ownership in Huichuang International Limited, the address of which is Room 502, Entrance 1, Building 1, Nanyi Lane, Shifu Road, Daguan District, Anqing, Anhui Province, PRC.

(3)

The person having voting, dispositive or investment powers over Huibang International Limited is Boting Xu, through his 100% equity ownership in Huichuang International Limited, the address of which is Room 408, Unit 4, No. 1 Building, Lvba Street, Yingjiang District, Anqing, Anhui Province, PRC.

20

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

Directors and Executive Officers

Below is a list of our directors and executive officers, as of the date of this Report and a brief account of the business experience of each of them. The business address for our director and President is F42, International Financial Center, No.1 Hanzhong Road, Nanjing City, Jiangsu Province, PRC. Each of our directors is appointed to hold office until the next annual meeting of our stockholders or until his respective successor is elected and qualified, or until he resigns or is removed in accordance with the provisions of the Nevada Revised Statues. Our officers are appointed by our Board of Directors and hold office until removed by the Board or until their resignation.

NAME	AGE	POSITION(S)	DATE ELECTED OR APPOINTED

Xu, Jiyuan	42	Director, President, Secretary, and Treasurer	Appointed October 19, 2017

Xu, Jiyuan, Director, President, Secretary and Treasurer, Mr. Xu has extensive work experience in sales and operations. Mr. XU worked at Zhejiang Ningbo Haojing Decoration Company, as a general manager to handle the daily operations and supervision of the entire company and perform strategic planning of the business development from 2000 to 2014. He worked for Shanghai Corporate Resources Technology Holding Limited, as an independent consultant, who was responsible for the consulting service of the pre-sales business development and after sales project review in engineering field from 2014 to 2016. He joined Shanghai Yuanyi Information Technology Company Limited as a president in 2016, responsible for the company’s daily operation and business development in investment consulting service and general consulting service. Mr. Xu graduated from Changjiang Entrepreneurial University with a Bachelor Degree in Human Resources in 2013.

During the past ten years, Mr. Xu has not been the subject to any of the following events:

1.	Any bankruptcy petition filed by or against any business of which Mr. Xu was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2.	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

3.

An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Xu's involvement in any type of business, securities or banking activities.

4.

Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

5.

Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

6.

Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

21

7.

Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

	iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

8.

Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance & Board Independence

As of the date of this Report, our Board of Directors has one director and has not established Audit, Compensation, and Nominating or Governance Committees as standing committees. The Board does not have an executive committee or any committees performing a similar function. We are not currently listed on a national securities exchange or in an inter-dealer quotation system that has requirements that a majority of the board of directors be independent and do not currently have any independent board members.

During fiscal 2018, all functions of a nominating committee, audit committee and compensation committee were performed by our whole board of directors. Our board of directors intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges as necessary. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an “audit committee financial expert.”

We do not have a policy regarding the consideration of any director candidates which may be recommended by our shareholders, including the minimum qualifications for director candidates, nor has our Board of Directors established a process for identifying and evaluating director nominees. Further, when identifying nominees to serve as director, while we do not have a policy regarding the consideration of diversity in selecting directors, our Board seeks to create a Board of Directors that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our shareholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any shareholder for any candidate to serve on our Board of Directors. Given our relative size and lack of directors and officers insurance coverage, we do not anticipate that any of our shareholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

Board Leadership Structure and the Board’s Role in Risk Oversight

Our Board currently has one member, who serves as our Chairman. Our Board is actively involved in our risk oversight function and collectively undertakes our risk oversight function. This review of our risk tolerances includes, but is not limited to, financial, legal and operational risks and other risks concerning our reputation and ethical standards.

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We are a small company which has yet to achieve operating revenues. We believe that our present management structure is appropriate for a company of our size and state of development.

Code of Business Conduct, Code of Ethics and Code of Ethics for Financial Professionals

The Company has not adopted a Code of Ethics which applies to our directors, officers, employees and representatives due to our lack of operations and having a limited number of employees. We intend to adopt a code of ethics during this fiscal year.

Potential Conflicts of Interest

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our director who also serves as the sole officer of the Company. Thus, there is an inherent conflict of interest.

Stockholder Communications with the Board of Directors

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board of Directors. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board of Directors, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

EXECUTIVE COMPENSATION

No current or prior officer or director has received any remuneration or compensation from the Company in the past two years, nor has any member of the Company’s management been granted any option or stock appreciation right. Accordingly, no tables relating to such items have been included within this Item. None of our employees is subject to a written employment agreement nor has any officer received a cash salary since our founding. We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors may in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Nor are there compensatory plans or arrangements, including payments to any officer in relation to resignation, retirement, or other termination of employment, or any change in control of the Company, or a change in the officer’s responsibilities following a change in control of the Company.

Employment Agreements

None of the Company’s executive officers have employment agreements directly with the Company, although they may enter into such agreements in the future.

Director Compensation

We have not compensated our directors, in their capacities as such, since our respective formations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of the date of this Report, other than the relationships and transactions discussed below, we are not a party to, nor are we proposed to be a party, to any transaction since the beginning of the fiscal year ending May 31, 2017 involving an amount that exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which a related person, as such term is defined by Item 404 of Regulation S-K, had or will have a direct or indirect material interest.

On October 19, 2017, pursuant to the SPA previously disclosed in this Report, our former sole officer and director Jure Perko transferred 4,000,000 shares of the Company’s common stock to the purchasers for a total cash consideration of $360,775. The consideration paid for the Shares was $0.0902 per share. The source of the cash consideration for the Shares was personal funds of the purchasers. In connection with the SPA, Jure Perko entered into an assignment agreement with the Company whereby all assets of the Company were transferred to him, all liabilities were assumed by him and the net difference was treated as a reduction in additional paid in capital.

Related Party Receivables and Payables

Related party receivable consisted of the following:

	9/30/2018	6/30/2018

Huijin International Limited, shareholder	$1,749	$1,812
Huichuang International Limited, shareholder	1,019	1,058
Huibang International Limited, shareholder	-	1,058
Huiyang International Limited, shareholder	1,019	1,058
	$3,787	$4,986

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Related party receivables represented advances for operational use and in the normal course of business. The amounts are unsecured, interest-free and due on demand.

Related party payables consisted of the following:

	9/30/2018	6/30/2018

Huibang International Limited, shareholder	$1,050,742	$-
Xu, Guoliang, official representative of Nanjing Yunguhui	17,002	-
	$1,067,744	$-

Related party payables represented advances provided for operational use and in the normal course of business.

For the period ended September 30, 2018, Huibang International entered into various loan agreements with numerous individuals where the proceeds were deposited to the bank account of Nanjing Yunguhui as a result of Huibang International not having established a bank account. The amounts are unsecured, interest-free and due on demand.

On August 20, 2018, Yunguhui Shenzhen entered into a Management and Consultancy Service Agreement which entitles Yunguhui Shenzhen to substantially all of the economic benefits of Yunguhui Anhui and its Subsidiaries, in consideration of services provided by Yunguhui Shenzhen to Yunguhui Anhui and its Subsidiaries. In addition, Yunguhui Shenzhen entered into certain agreements with each of Jiang Yusheng (a beneficial owner of 15.6% 0f the the Company’s Shares) and Ding Yong, (collectively, the “Yunguhui Anhui shareholders”), as well as Yunguhui Anhui and its Subsidiaries, including (i) an Exclusive Right and Option to Purchase Agreement allowing Yunguhui Shenzhen to acquire the shares of Yunguhui Anhui as permitted by PRC laws, (ii) a Shareholders' Voting Rights Proxy Agreement that provides Yunguhui Shenzhen with the voting rights of the Yunguhui Anhui shareholders and those of Yunguhui Anhui, and (iii) an Equity Pledge Agreement that pledges the shares in Yunguhui Anhui and its Subsidiaries to Yunguhui Shenzhen. This VIE structure provides Yunguhui Shenzhen, a wholly-owned subsidiary of Yunguhui, with control over the operations and benefits of Yunguhui Anhui and its Subsidiaries without having a direct equity ownership in Yunguhui Anhui and its Subsidiaries.

Promoters and Certain Control Persons

Other than set forth herein, none of our management or other control persons were “promoters” (within the meaning of Rule 405 under the Securities Act), and none of such persons took the initiative in the formation of our business or in connection with the formation of our business and received 10% of our debt or equity securities or 10% of the proceeds from the sale of such securities in exchange for the contribution of property or services, during the last five years.

Our former officer and director, Mr. Jure Perko, may be considered a “promoter” within the meaning of Rule 405 under the Securities Act, of the Company in consideration of his participation and managing of the business of the Company, in addition to being the Company’s former controlling shareholder by virtue of his ownership of 4,000,000 shares of Common Stock which carried significant voting rights.

DESCRIPTION OF SECURITIES

Common Stock

Our authorized capital stock consists of 2,000,000,000 shares of common stock, with a par value of $0.001 per share. As of the date of this report, there were 205,085,000 shares of common stock issued and outstanding.

The following is a summary of the material rights and restrictions associated with our common stock.

The holders of our common stock currently have (i) equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs of the Company (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stock holders may vote. Please refer to the Company's Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of the Company's securities.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Our shares are quoted on the over-the-counter market under the symbol “CPSN”, however to date there has been no active trading. In order for our common stock to continue to be eligible for trading on the Over-the-Counter Bulletin Board we must remain current in our quarterly and annual filings with the SEC. If we are not able to pay the expenses associated with our reporting obligations, we will not be able to continue the quotation on the OTC Bulletin Board. There is no “public market” for shares of the common stock of the Company. In any event, no assurance can be given that any market for the Company’s common stock will develop or be maintained.

24

Stockholders of Record

As of the date of this Report, there are 65 registered stockholders, holding 205,085,000 shares of our issued and outstanding common stock.

Penny Stock Regulations

The ability of an individual shareholder to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer’s securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, the Company has no plans to register its securities in any particular state. Further, most likely the Company’s shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock” rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The SEC generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the SEC; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer’s net tangible assets; or exempted from the definition by the SEC. If the Company’s shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker- dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker- dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in the Company’s Common stock and may affect the ability of shareholders to sell their shares.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	We would not be able to pay our debts as they become due in the usual course of business; or

2.

Our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future.

Securities authorized for issuance under equity compensation plans.

None.

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Purchase of Equity Securities By the Issuer and Affiliated Purchasers.

None.

Transfer Agent and Registrar

Transfer Online, Inc. has been appointed as our transfer agent and registrar for our common stock. Its mailing address is 512 SE Salmon Street, Portland, OR 97214-3444 and their phone number is 503-227-6874.

RECENT SALES OF UNREGISTERED SECURITIES

Information regarding any equity securities we have sold during the past three years that were not registered under the Securities Act of 1933, as amended, is set forth below. Each such transaction was exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated by the SEC or Regulation S promulgated by the SEC, unless otherwise noted. Unless stated otherwise: (i) the securities were offered and sold only to accredited investors; (ii) there was no general solicitation or general advertising related to the offerings; (iii) each of the persons who received these unregistered securities had knowledge and experience in financial and business matters which allowed them to evaluate the merits and risk of the receipt of these securities, and that they were knowledgeable about our operations and financial condition; (iv) no underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with the transactions; (v) the investor was a non-US person, if received shares pursuant to Regulation S; and, (vi) each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities.

On January 14, 2019, pursuant to the terms of the Share Exchange, we issued 200,000,000 shares of our Common Stock to the Yunguhui Stockholders. This transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as not involving any public offering and/or Regulation S under the Securities Act. None of the shares were sold through an underwriter and accordingly, there were no discounts or commissions involved.

As of September 30, 2018, the Company issued 200,000,000 common shares to its shareholders for services provided to the company during the establishment period for a value equating to $100,000.

The Company issued shares to 28 subscribers for cash in the amount of US$ 878,832 and registered capital from the owners of the Anhui Yunguhui and Beijing Yunguhui in the amount of RMB 6,000,000 (about US$ 769,232).

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are not currently aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Private Corporation Law and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every present or former director or officer of ours or one of our subsidiaries (each an “Indemnitee”).

Capstone's Bylaws allow for the indemnification of the officer and/or director in regards each such person carrying out the duties of her or her office. The Board of Directors will make determination regarding the indemnification of the director, officer or employee as is proper under the circumstances if he has met the applicable standard of conduct set forth under the Nevada Revised Statutes.

Other than discussed above, none of our By-Laws, or Articles of Incorporation includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

As previously reported in a Current Report on Form 8-K that we filed with the Securities and Exchange Commission (“SEC”) on August 23, 2018 (the “Auditor 8-K”), on November 28, 2017, our Board of Directors dismissed Jeffrey T. Gross, Ltd. as the registrant’s independent registered public accounting firm. On our financial statements for the quarterly period ended August 31, 2017, Jeffrey T. Gross, Ltd. did not report an adverse opinion or disclaimer of opinion, nor qualified or modified the financial statements as to uncertainty, audit scope or accounting principles.

There were no disagreements with Jeffrey T. Gross, Ltd. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Jeffrey T. Gross, Ltd.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On November 28, 2017, we engaged WWC, P.C. as our independent accountant. During the most recent fiscal year and the interim periods preceding the engagement, we did not consult with WWC, P.C. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

26

We provided Jeffrey T. Gross, Ltd. with a copy of the foregoing disclosures and requested that Jeffrey T. Gross, Ltd. furnish us with a letter addressed to the SEC stating whether or not Jeffrey T. Gross, Ltd. agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of the letter, dated August 21, 2018, furnished pursuant to that request was filed as Exhibit 16.1 to the Auditor 8-K.

Item 3.02	Unregistered Sales of Equity Securities

On January 14, 2019, pursuant to the terms of the Share Exchange, we issued 200,000,000 shares of our Common Stock to the Yunguhui Stockholders. This transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act as not involving any public offering and/or Regulation S under the Securities Act. None of the shares were sold through an underwriter and accordingly, there were no discounts or commissions involved.

Item 5.01	Changes in Control of Registrant

The information contained in Items 1.01, 2.01, 2.02 and Item 3.02 above relating to the Share Exchange is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 14, 2019, the Board of Directors of the Company passed a resolution to amend its bylaws to change the fiscal year end from May 31 to June 30, effective immediately. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s calendar year results for the year ended May 31, 2018. However, the change will impact the prior year comparability of each of the fiscal quarters and annual period in 2019 in future filings. The Company believes this change will provide numerous benefits, including aligning its reporting periods to be more consistent with Yunguhui.

The new fiscal year commenced July 1, 2018.

The reporting periods and applicable reports for fiscal year 2019 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Fiscal year 2018	June 1, 2017 to May 31, 2018	Annual Report on Form 10-K
First quarter of fiscal 2019	July 1, 2018 – September 30, 2018	Quarterly Report on Form 10-Q
Second quarter of fiscal 2019	October 1, 2018 to December 31, 2018	Quarterly Report on Form 10-Q
Third quarter of fiscal 2019	January 1, 2019 to March 31, 2019	Quarterly Report on Form 10-Q
Fiscal year 2019	July 1, 2018 to June 30, 2019	Annual Report on Form 10-K

Financial Impact

The Company expects the change in fiscal year end to have no financial impact on the 2018 quarterly and annual financial results.

Item 5.06	Change in Shell Company Status

Prior to the closing of the Share Purchase, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described above in Item 2.01, which is incorporated herein by reference into this Item 5.06, the Company ceased being a shell company upon the completion of the Share Exchange which occurred on January 14, 2019.

27

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

In accordance with Item 9.01(a), Yunguhui’s reviewed financial statements (unaudited) for the three months ended September 30, 2018, audited financial statements as of, and the period from November 2, 2017 (the date of inception) to June 30, 2018, and their accompanying notes, are included in this Report beginning on Page F-2.

(b) Pro forma financial information.

In accordance with Item 9.01(c), the following unaudited pro forma financial information with respect to the Share Exchange reported in Item 2.01 of this Current Report on Form 8-K are included in this Report beginning on page F-31.

•	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018, and accompanying notes

•	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2018, and accompanying Notes

(c) Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

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Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description

2.1**

Share Exchange Agreement, dated January 15, 2018, by and among the Registrant, Yunguhui Group and the shareholders of Yunguhui Group (incorporated by reference from our Current Report on Form 8-K filed on January 16, 2018)

2.2*	Amendment of Share Exchange Agreement, dated November 26, 2018
3.1**	Articles of Incorporation (incorporated by reference from our Form S-1 under Commission File Number 333-207100.)
3.2**	Certificate of Amendment (incorporated by reference from our Current Report on Form 8-K filed on January 17, 2018.)
3.3**	Bylaws (incorporated by reference from our Form S-1 under Commission File Number 333-207100.)
3.4*	Amended Bylaws of Capstone Systems Inc
10.1*	Management and Consultancy Service Agreement entered by and among the Company, Yunguhui Anhui and its shareholders (Jiang Yusheng and Ding Yong), dated August 20, 2018
10.2*	Equity Pledge Agreement entered by and among the Company, Yunguhui Anhui and its shareholders (Jiang Yushen and Ding Yong), dated August 20, 2018
10.3*	Shareolders’ Voting Rights Proxy Agreement entered by and among the Company, Jiang Yushen and DingYong, dated August 20, 2018
10.4*	Exclusive Right and Option to Purchase Agreement entered by and among the Company, Yunguhui Anhui and its shareholders (Jiang Yushen and Ding Yong), dated August 20, 2018
10.5*	Anqing Phoenix Science and Technology Industrial Park Lease Agreement entered by and between Yunguhui Anhui and Anqing Hua Gao Real Estate Co., Ltd., dated July 1, 2017.
10.6*	Office Lease Contract entered by and between Beijing Yunguhui Information Technology Co., Ltd. and Beijing Lituo Lianchuang Enterprise Management Co., Ltd., date August 21, 2017
10.7*	Property Lease Agreement entered by and between Nanjing Yunguhui Information Technology Co., Ltd. and Nanjing Rich Field Real Estate Development Co., Ltd., dated November 17, 2018
10.8*	Letter of Authorization (for the rights to Yunguhui trademark) entered by and between Anhui Yunguhui Network Technology Limited and Anhui Zhenghao Commerce and Trade Co., Ltd., dated August 31, 2018
10.9*	Form of Member Service Agreement
10.10*	Form of Cooperation Contract of National Operation Center Agreement
21.1*	Subsidiaries of the Registrant

________

* Filed herewith

** Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE SYSTEMS INC.

Date: January 14, 2019	By:	/s/ Xu, Jiyuan
	Name:	Xu, Jiyuan
	Title:	President, Secretary,
Treasurer and Director

30

Yunguhui Group Limited

Reviewed Consolidated Financial Statements

September 30, 2018

F-1

To:	The Board of Directors and Stockholders of
Yunguhui Group Limited

Report of Independent Registered Public Accounting Firm

Results of Review of Interim Financial Information

We have reviewed the condensed consolidated balance sheet of Yunguhui Group Limited (the “Company”) as of September 30, 2018, and the related condensed consolidated statements of operations for the three-month period ended September 30, 2018, and condensed statements of cash flows for the three-month periods then ended, and the related notes (collectively referred to as the interim financial statements). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated balance sheet of the Company as of June 30, 2018, and the related statements of operations, stockholders’ deficiency, and cash flows for the period from November 2, 2017 (the date of inception) to June 30, 2018 (not presented herein); and in our report dated November 29, 2018, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of June 30, 2018, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had incurred substantial losses in previous years, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

WWC, P.C.

Certified Public Accountants

San Mateo, California

January 9, 2019

We have served as the Company’s auditor since 2018.

F-2

Yunguhui Group Limited

Condensed Consolidated Balance Sheets (Unaudited)

As of September 30, 2018 and June 30, 2018

	9/30/2018	6/30/2018
		(Audited)
Assets
Current assets
Cash and cash equivalents	$228,715	$47,037
Accounts receivable	145,633	-
Other receivables	40,305	192,557
Related party receivable	3,787	4,986
Advance to suppliers	80,677	15,608
Prepaid expenses	12,540	-
Total current assets	$511,657	$260,188

Non-current assets
Note receivable	72,817	75,539
Plant and equipment, net	32,464	35,629
Intangible asset, net	2,015	2,215
Total Assets	$618,953	$373,571

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$28,044	$6,658
Taxes payable	7,595	20
Other payable	5,724	32,095
Related party payable	1,067,744	-
Accrued liabilities	-	20,000
Customer deposits	290,219	305,600
Total current liabilities	$1,399,326	$364,373

Total Liabilities	$1,399,326	$364,373

Commitments and Contingencies

Stockholders’ (Deficit)/Equity
Common stock, $0.0005 par value, 201,757,664 shares authorized; 201,757,664 shares issued and outstanding at September 30, 2018 and June 30, 2018, respectively	$100,878	$100,878
Additional paid in capital	1,661,822	1,647,185
Accumulated deficit	(2,525,161)	(1,729,289)
Accumulated other comprehensive loss	(17,913)	(9,576)
Total Stockholders’ (Deficit)/Equity	$(780,373)	$9,198

Total Liabilities and Stockholders’ (Deficit)/Equity	$618,953	$373,571

See Accompanying Notes to the Financial Statements

F-3

Yunguhui Group Limited

Condensed Consolidated Statement of Operations and Comprehensive Loss (Unaudited)

For the three-month periods ended September 30, 2018 and 2017

	9/30/2018	9/30/2017

Net revenues	$222,895	$3,327
Cost of revenues	813	7
Gross profit	222,082	3,320

Operating expenses:
Selling expense	12,094	-
General and administrative expenses	1,005,993	16,321
Total operating expenses	1,018,087	16,321

Operating loss	(796,006)	(13,000)

Other income (expenses):
Other income	221	-
Other expense	(110)	-
Interest income	76	-
Interest expense	(53)	-
Total other income and (expenses)	134	-

Loss before taxes from operations	(795,872)	(13,000)

Provision for income taxes	-	-

Net loss	$(795,872)	$(13,000)

Other comprehensive income:
Foreign currency translation income	(17,913)	(3,626)
Comprehensive loss	$(813,785)	$(16,626)

See Accompanying Notes to the Financial Statements

F-4

Yunguhui Group Limited

Consolidated Statement of Cash Flows (Unaudited)

For the three-month periods ended September 30, 2018 and 2017

	9/30/2018	9/30/2017
Cash flows from operating activities

Net loss	$(795,872)	$(13,000)
Adjustments to reconcile net income to net cash used in operating activities:
Amortization	110	-
Depreciation	2,367	-
Increase in accounts receivable	(145,634)	(3,427)

Decrease/(increase) in other receivables	152,252	(54,141)
Decrease in related party receivables	1,199	-
Increase in advance to supplier	(65,069)	-
Increase in prepaid expenses	(12,540)	-
Increase in accounts payable	1,387	-
Increase in taxes payable	7,575	-
(Decrease)/increase in other payables	(26,371)	38,077
Increase in related party payable	1,067,744	-
Decrease in customer deposits	(15,381)	-
Net cash provided by operating activities	171,767	(32,491)

Cash flows from investing activities
Purchase of fixed assets	-	(408)
Net cash used in investing activities	-	(408)

Cash flows from financing activities
Contribution of capital by owners	14,638	304,612
Net cash provided by financing activities	$14,638	$304,612

Net Increase of Cash and Cash Equivalents	186,405	271,713

Effect of foreign currency translation on cash and cash equivalents	(4,727)	(3,625)

Cash and cash equivalents–beginning of year	47,037	-

Cash and cash equivalents–end of year	$228,715	$268,088

Supplementary cash flow information:
Interest received	$76	$-
Interest paid	$53	$-
Income taxes paid	$-	$-

See Accompanying Notes to the Financial Statements

F-5

Yunguhui Group Limited

Notes to Consolidated Financial Statements

1.	Organization and Principal Activities

Yunguhui Group Limited (the “Yunguhui Group” or “Company”) was incorporated as an international business company in the Republic of Seychelles on November 2, 2017. Yunguhui Group’s wholly-owned subsidiary, Yunguhui Holdings Development Limited (“Yunguhui Holdings”) was incorporated as an international business company in the Republic of Seychelles on November 3, 2017. Yunguhui Holdings’ wholly-owned subsidiary, Yin Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”) was incorporated as a limited liability company in Hong Kong on December 6, 2017. Yun Gu Hui Hong Kong’s wholly-owned subsidiary, Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”) was incorporated as a limited liability company in Shenzhen City, Guangdong Province, People’s Republic of China on February 22, 2018. Shenzhen Yunguhui’s wholly-owned subsidiary, Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”) was incorporated as a limited liability company in Anhui City, Anhui Province, People’s Republic of China on July 28, 2017. Anhui Yunguhui’s wholly-owned subsidiaries, (1) Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”) was incorporated as a limited liability company in Beijing City, People’s Republic of China on December 19, 2017 and (2) Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”) was incorporated as a limited liability company in Nanjing City, Jiangsu Province, People’s Republic of China on December 20, 2017.

The Company’s primary business activities are to provide consultancy services.

2.	Summary of Significant Accounting Policies

Method of accounting

Management has prepared the accompanying financial statements and these notes in accordance to generally accepted accounting principles in the United States of America; the Company maintains its general ledger and journals with the accrual method accounting.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its significant subsidiaries on a consolidated basis. The Company also includes subsidiaries over which a direct or indirect legal or effective control exists and for which the Company is deemed to direct the significant activities and has the obligation to absorb the losses or benefits of the entities. All intercompany accounts, balances and transactions with consolidated entities have been eliminated.

Name of Subsidiary	State or Jurisdiction of Organization of Entity	Attributable equity interest
Yunguhui Holdings Development Limited (“Yunguhui Holdings”)	Republic of Seychelles	100%
Yun Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”)	Hong Kong	100%
Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”)	PRC	100%
Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”)	VIE
Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”)	PRC	100%
Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”)	PRC	100%

F-6

Yunguhui Group Limited

Notes to Consolidated Financial Statements

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less, and unencumbered bank deposits to be cash equivalents.

Accounts receivable

Accounts receivable are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred

Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. The Company’s typically applies a salvage value of 0% to 10%. The estimated useful lives of the plant and equipment are as follows:

Office Furniture	3 years
Office equipment	3-5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts, and any gain or loss are included in the Company’s results of operations. The costs of maintenance and repairs are recognized to expenses as incurred; significant renewals and betterments are capitalized.

Intangible Asset

Intangible assets are carried at cost and amortized on a straight-line basis over a specified period. Amortization is provided using the straight-line method over 5 years.

Accounting for the impairment of long-lived assets

The Company annually reviews its long-lived assets for impairment or whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. Impairment may be the result of becoming obsolete from a change in the industry, introduction of new technologies, or if the Company has inadequate working capital to utilize the long-lived assets to generate the adequate profits. Impairment is present if the carrying amount of an asset is less than its expected future undiscounted cash flows.

If an asset is considered impaired, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the asset. Assets to be disposed are reported at the lower of the carrying amount or fair value less costs to sell.

Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit must appropriate and reserve, on an annual basis, an amount equal to 10% of its profit. Such an appropriation is necessary until the reserve reaches a maximum that is equal to 50% of the enterprise’s PRC registered capital.

F-7

Yunguhui Group Limited

Notes to Consolidated Financial Statements

Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currencies of the Company are in Renminbi (RMB). The Company’s assets and liabilities are translated into United States dollars from RMB at year-end exchange rates, and its revenues and expenses are translated at the average exchange rate during the year. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	9/30/2018	6/30/2018	9/30/2017
Year/period end RMB: US$ exchange rate	6.8665	6.6191	6.6545
Annual/period average RMB: US$ exchange rate	6.8031	6.5052	6.5657

The RMB is not freely convertible into foreign currencies and all foreign exchange transactions must be conducted through authorized financial institutions.

Revenue recognition

The Company recognizes revenue when all the following criteria have been met: it has negotiated the terms of the transaction with the customer which includes setting a fixed sales price, it has transferred of possession of the product to the customer, the customer does not have the right to return the product, the customer is able to further sell or transfer the product onto others for economic benefit without any other obligation to be fulfilled by the Company, and the Company is reasonably assured that funds have been or will be collected from the customer. The Company's the amount of revenue recognized to the books reflects the value of goods invoiced, net of any value-added tax (VAT) or excise tax.

Advertising

All advertising costs are expensed as incurred. The Company incurred $12,094 and $0 in advertising expenses for the three-month periods ended September 30, 2018 and 2017.

Research and development

All research and development costs are expensed as incurred. The Company incurred $0 in research and development costs for the three-month periods ended September 30, 2018 and 2017.

Retirement benefits

Retirement benefits in the form of mandatory government sponsored defined contribution plans are charged to the either expenses as incurred or allocated to inventory as part of overhead.

Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

F-8

Yunguhui Group Limited

Notes to Consolidated Financial Statements

Comprehensive income

The Company uses FASB ASC Topic 220, “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except the changes in paid-in capital and distributions to stockholders due to investments by stockholders.

Loss per share

The Company computes earnings per share (“EPS”) in accordance with ASC Topic 260, “Earnings per share”. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS presents the dilutive effect on a per share basis from the potential conversion of convertible securities or the exercise of options and or warrants; the dilutive effects of potentially convertible securities are calculated using the as-if method; the potentially dilutive effect of options or warrants are calculated using the treasury stock method. Securities that are potentially an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Financial instruments

The Company’s financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, have carrying amounts that approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 - inputs to the valuation methodology used quoted prices for identical assets or liabilities in active markets.

•	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Recent accounting pronouncements

In January 2017, the FASB issued guidance which simplifies the accounting for goodwill impairment. The updated guidance eliminates Step 2 of the impairment test, which requires entities to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value, determined in Step 1. The Company is currently evaluating the impact on the financial statements of this guidance.

F-9

Yunguhui Group Limited

Notes to Consolidated Financial Statements

In January 2017, the FASB amended the existing accounting standards for business combinations. The amendments clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The Company is currently evaluating the impact on the financial statements of this guidance.

3.	Going Concern

The accompanying financial statements and notes have been prepared assuming that the Company will continue as a going concern.

For the three-month period ended September 30, 2018, the Company had accumulated deficit of $2,525,161. The Company’s ability to continue as a going concern is dependent upon the Company’s ability to generate revenue to operate profitably or raise additional capital through debt financing and/or through sales of common stock.

Management has funded operations from sales and through the cash proceeds from the issuance of stock. Until such a time as profitable operations are achieved, directors and related parties may from time to lend funds to the Company to fund operations. There are no written agreements in place for such funding or issuance of securities and there can be no assurance that such will be available in the future. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

The failure to achieve the necessary levels of profitability or obtain the additional funding would be detrimental to the Company.

4.	Other receivables

Other receivables consisted of advances to employees for job/travel disbursements consisted of advances to employees for transportation, meals, client entertainment, and set-up costs for new subsidiary establishments.

5.	Note receivable

On April 10, 2018, Beijing Yunguhui issued a note to Mr. Cheng, Yangbing, an unrelated party, in the amount of RMB 500,000 (USD 72,817) which is due on April 9, 2020. If the note is in default, a penalty of RMB 50,000 (USD 7,282) will be imposed on the note in addition the principal amount due.

6.	Plant and Equipment

	9/30/2018	6/30/2018
At Cost:
Office furniture	$1,606	$1,226
Office equipment	37,564	38,742
	$39,170	$39,968

Less: Accumulated depreciation	(6,706)	(4,339)

	$32,464	$35,629

Depreciation expense for the periods ended September 30, 2018 and 2017 was $2,367 and $0.

F-10

Yunguhui Group Limited

Notes to Consolidated Financial Statements

7.	Intangible Asset

	9/30/2018	6/30/2018
At Cost:
Software application	$2,417	$2,508

Less: Accumulated amortization	(402)	(293)

	$2,015	$2,215

Amortization expense for periods ended September 30, 2018 and 2017 was $110 and $0.

8.	Related Party Receivables and Payables

Related party receivable consisted of the following:

	9/30/2018	6/30/2018

Huijin International Limited, shareholder	$1,749	$1,812
Huichuang International Limited, shareholder	1,019	1,058
Huibang International Limited, shareholder	-	1,058
Huiyang International Limited, shareholder	1,019	1,058
	$3,787	$4,986

Related party receivables represented advances for operational use and in the normal course of business. The amounts are unsecured, interest-free and due on demand.

Related party payables consisted of the following:

	9/30/2018	6/30/2018

Huibang International Limited, shareholder	$1,050,742	$-
Xu, Guoliang, official representative of Nanjing Yunguhui	17,002	-
	$1,067,744	$-

Related party payables represented advances provided for operational use and in the normal course of business.

For the period ended September 30, 2018, Huibang International entered into various loan agreements with numerous individuals where the proceeds were deposited to the bank account of Nanjing Yunguhui as a result of Huibang International not having established a bank account. The amounts are unsecured, interest-free and due on demand.

F-11

Yunguhui Group Limited

Notes to Consolidated Financial Statements

9.	Customer Deposits

Customer deposits represent prepayments from customers whom have engaged the Company to render services. The Company accounts for the amounts as liabilities until it has fulfilled all the criteria set forth under the significant accounting policy for revenue recognition at which point those amounts will be recognized the Company’s result of operations.

10.	Equity

As of September 30, 2018, the Company issued 200,000,000 common shares to its shareholders for services provided to the company during the establishment period for a value equating to $100,000. The Company issued shares to 28 subscribers for cash in the amount of US$ 878,832 and registered capital from the owners of the Anhui Yunguhui and Beijing Yunguhui in the amount of RMB 6,000,000 (about US$ 769,232).

11.	Income Taxes

The Company and its subsidiaries formed in the Republic of Seychelles is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no withholding tax is imposed.

The Company’s subsidiary formed in Hong Kong is subject to the profits tax rate at 16.5% for income generated and operation in the special administrative region.

The Company’s subsidiaries incorporated in the PRC are subject to profits tax rate at 25% for income generated and operation in the country.

The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The Company’s subsidiaries incorporated in the PRC has unused net operating losses (“NOLs”) available for carry forward to future years for PRC income tax reporting purposes up to five years. The Company recorded a deferred tax asset in the amount of $0 at September 30, 2018.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The following table reconciles the statutory rates to the Company’s effective tax rate:

F-12

Yunguhui Group Limited

Notes to Consolidated Financial Statements

	9/30/2018	9/30/2017
Statutory rates in the Republic of Seychelles	-	-
Statutory rates in Hong Kong	16.5%	-
Statutory rates in PRC	25.0%	25.0%
Foreign earned income not subject to taxes in the Republic of Seychelles	(41.5)%	(25)%
Effective income tax rate	0%	0%

Loss before taxes:
Republic of Seychelles	$-	$-
Hong Kong	-	-
PRC	(795,872)	(13,000)
	$(795,872)	$(13,000)

12.	Lease Commitments

For the period ended September 30, 2018, the Company entered the following lease agreements:

•

Anhui Yunguhui entered into a five-year operating lease agreement leasing a two floored office commencing on July 1, 2017 and expiring on June 30, 2022. The monthly lease expense is RMB 9,147 (USD $1,332).

•

Beijing Yunguhui entered into a five-year operating lease agreement leasing an office commencing on August 21, 2017 and expiring on August 23, 2022. The monthly lease expense is RMB 93,828 (USD $13,665).

•

Nanjing Yunguhui entered into a twenty-five months operating lease agreement leasing an office commencing on November 18, 2016 and expiring on December 17, 2018. The lease was renewed on November 17, 2018, extending the lease for another twenty-five months expiring on December 17, 2020. The monthly lease expense is RMB 104,636 (USD $15,239).

The minimum future lease payments for the office at September 30, 2018 are as follows:

Period	Lease Payable
Year 1	$362,822
Year 2	362,822
Year 3	210,438
Year 4	162,300
$1,098,382

F-13

Yunguhui Group Limited

Notes to Consolidated Financial Statements

The outstanding lease commitments for the leases listed above as of September 30, 2018 was $1,098,382. The lease expense for the three-month periods ended September 30, 2018 and 2017 was $90,706 and $15,469.

13.	Risks

A.	Credit risk

The Company’s deposits are made with banks located in the PRC. They do not carry federal deposit insurance and may be subject to loss of the banks become insolvent.

Since the Company’s inception, the age of account receivables has been less than one year indicating that the Company is subject to minimal risk borne from credit extended to customers.

B.	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by changes in the political, economic, and legal environments in the PRC.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

C.	Environmental risks

The Company has procured environmental licenses required by the PRC government. The Company has both a water treatment facility for water used in its production process and secure transportation to remove waste off site. In the event of an accident, the Company has purchased insurance to cover potential damage to employees, equipment, and local environment.

D.	Inflation Risk

Management monitors changes in prices levels. Historically inflation has not materially impacted the company’s financial statements; however, significant increases in the price of raw materials and labor that cannot be passed to the Company’s customers could adversely impact the Company’s results of operations.

14.	Subsequent Events

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. There are two types of subsequent events: (1) recognized, or those that provide additional evidence with respect to conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements, and (2) non-recognized, or those that provide evidence with respect to conditions that did not exist at the date of the balance sheet but arose subsequent to that date. The Company has evaluated subsequent events from September 30, 2018 through the date the financial statements were available to be issued. There was no subsequent event at the report date.

F-14

Yunguhui Group Limited

Audited Consolidated Financial Statements

June 30, 2018

F-15

F-16

To:	The Board of Directors and Stockholders of
Yunguhui Group Limited

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Yunguhui Group Limited (the “Company”) as of June 30, 2018, and the related statements of operations and comprehensive loss, stockholders’ equity, and cash flows for period ended June 30, 2018 and the period from November 2, 2017 (the date of inception) to June 30, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2018, and the results of its operations and its cash flows for the period from November 2, 2017 (the date of inception) to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had incurred substantial losses in previous years and has a working capital deficit, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

WWC, P.C.

Certified Public Accountants

San Mateo, California

November 29, 2018

We have served as the Company’s auditor since 2018.

F-17

Yunguhui Group Limited

Consolidated Balance Sheet

As of June 30, 2018

2018
Assets
Current assets
Cash and cash equivalents	$47,037
Other receivables	192,557
Related party receivable	4,986
Advance to suppliers	15,608
Total current assets	$260,188

Non-current assets
Note receivable	75,539
Plant and equipment, net	35,629
Intangible asset, net	2,215
Total Assets	$373,571

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$6,658
Taxes payable	20
Other payable	32,095
Accrued liabilities	20,000
Customer deposits	305,600
Total current liabilities	$364,373

Total Liabilities	$364,373

Commitments and Contingencies

Stockholders’ Equity
Common stock, $0.0005 par value, 201,757,664 shares authorized; 201,757,664 shares issued and outstanding at June 30, 2018, respectively	$100,878
Additional paid in capital	1,647,185
Accumulated deficit	(1,729,289)
Accumulated other comprehensive loss	(9,576)
Total Stockholders’ Equity	$9,198

Total Liabilities and Stockholders’ Equity	$373,571

See Accompanying Notes to the Financial Statements

F-18

Yunguhui Group Limited

Consolidated Statement of Operations and Comprehensive Loss

For the period from the date of inception to June 30, 2018

2018

Net revenues	$4,850
Cost of revenues	4,073
Gross profit	777

Operating expenses:
General and administrative expenses	1,730,548
Total operating expenses	1,730,548

Operating loss	(1,729,771)

Other income (expenses):
Interest income	482
Total other income and (expenses)	482

Loss before taxes from operations	(1,729,289)

Provision for income taxes	-

Net loss	$(1,729,289)

Other comprehensive income:
Foreign currency translation income	(9,576)
Comprehensive loss	$(1,738,865)

See Accompanying Notes to the Financial Statements

F-19

Yunguhui Group Limited

Consolidated Statements of Stockholders’ Equity

For the period from the date of inception to June 30, 2018

			Additional		Accumulated Other
	Number	Common	Paid in	Accumulated	Comprehensive
	of shares	Stock	Capital	Deficit	Loss	Total
Balance, November 2, 2017 (date of inception)	-	-	-	-	-	-
Issuance of shares for cash	1,757,664	879	877,953	-	-	878,832
Issuance of shares for services rendered	200,000,000	100,000	-	-	-	100,000
Registered capital	-	-	769,232	-	-	769,232
Net loss	-	-	-	(1,729,289)	-	(1,729,289)
Foreign currency translation adjustment	-	-	-	-	(9,576)	(9,576)
Balance, June 30, 2018	201,757,664	100,878	1,647,185	(1,729,289)	(9,576)	9,198

See Accompanying Notes to the Financial Statements

F-20

Yunguhui Group Limited

Consolidated Statement of Cash Flows

For the period from the date of inception to June 30, 2018

2018
Cash flows from operating activities

Net loss	$(1,729,289)
Adjustments to reconcile net income to net cash used in operating activities:
Stock issuance for services provided by shareholders	100,000
Amortization	293
Depreciation	4,339
Increase in other receivables	(192,556)
Increase in related party receivables	(4,986)
Increase in advance to supplier	(15,608)
Increase in accounts payable	6,657
Increase in taxes payable	20
Increase in other payables	32,095
Increase in accrued liabilities	20,000
Increase in customer deposits	305,600
Net cash used in operating activities	(1,473,435)

Cash flows from investing activities
Purchase of fixed assets	(39,968)
Purchase of intangible assets	(2,508)
Net cash used in investing activities	(42,476)

Cash flows from financing activities
Contribution of capital by owners	769,271
Issuance of note receivable	(75,539)
Issuance of shares	878,792
Net cash provided by financing activities	$1,572,524

Net Increase of Cash and Cash Equivalents	56,613

Effect of foreign currency translation on cash and cash equivalents	(9,576)

Cash and cash equivalents–beginning of year	-

Cash and cash equivalents–end of year	$47,037

Supplementary cash flow information:
Interest received	$482
Interest paid	$-
Income taxes paid	$-

See Accompanying Notes to the Financial Statements

F-21

Yunguhui Group Limited

Notes to Consolidated Financial Statements

1.	Organization and Principal Activities

Yunguhui Group Limited (the “Yunguhui Group” or “Company”) was incorporated as an international business company in the Republic of Seychelles on November 2, 2017. Yunguhui Group’s wholly-owned subsidiary, Yunguhui Holdings Development Limited (“Yunguhui Holdings”) was incorporated as an international business company in the Republic of Seychelles on November 3, 2017. Yunguhui Holdings’ wholly-owned subsidiary, Yun Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”) was incorporated as a limited liability company in Hong Kong on December 6, 2017. Yun Gu Hui Hong Kong’s wholly-owned subsidiary, Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”) was incorporated as a limited liability company in Shenzhen City, Guangdong Province, People’s Republic of China on February 22, 2018. Shenzhen Yunguhui’s wholly-owned subsidiary, Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”) was incorporated as a limited liability company in Anhui City, Anhui Province, People’s Republic of China on July 28, 2017. Anhui Yunguhui’s wholly-owned subsidiaries, (1) Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”) was incorporated as a limited liability company in Beijing City, People’s Republic of China on December 19, 2017 and (2) Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”) was incorporated as a limited liability company in Nanjing City, Jiangsu Province, People’s Republic of China on December 20, 2017.

The Company’s primary business activities are to provide consultancy services.

2.	Summary of Significant Accounting Policies

Method of accounting

Management has prepared the accompanying financial statements and these notes in accordance to generally accepted accounting principles in the United States of America; the Company maintains its general ledger and journals with the accrual method accounting.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its significant subsidiaries on a consolidated basis. The Company also includes subsidiaries over which a direct or indirect legal or effective control exists and for which the Company is deemed to direct the significant activities and has the obligation to absorb the losses or benefits of the entities. All intercompany accounts, balances and transactions with consolidated entities have been eliminated.

Name of Subsidiary	State or Jurisdiction of Organization of Entity	Attributable equity interest
Yunguhui Holdings Development Limited (“Yunguhui Holdings”)	Republic of Seychelles	100%
Yun Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”)	Hong Kong	100%
Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”)	PRC	100%
Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”)	VIE
Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”)	PRC	100%
Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”)	PRC	100%

F-22

Yunguhui Group Limited

Notes to Consolidated Financial Statements

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less, and unencumbered bank deposits to be cash equivalents.

Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. The Company’s typically applies a salvage value of 0% to 10%. The estimated useful lives of the plant and equipment are as follows:

Office Furniture	3 years
Office equipment	3-5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts, and any gain or loss are included in the Company’s results of operations. The costs of maintenance and repairs are recognized to expenses as incurred; significant renewals and betterments are capitalized.

Intangible Asset

Intangible assets are carried at cost and amortized on a straight-line basis over a specified period. Amortization is provided using the straight-line method over 5 years.

Accounting for the impairment of long-lived assets

The Company annually reviews its long-lived assets for impairment or whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. Impairment may be the result of becoming obsolete from a change in the industry, introduction of new technologies, or if the Company has inadequate working capital to utilize the long-lived assets to generate the adequate profits. Impairment is present if the carrying amount of an asset is less than its expected future undiscounted cash flows.

If an asset is considered impaired, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the asset. Assets to be disposed are reported at the lower of the carrying amount or fair value less costs to sell.

Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit must appropriate and reserve, on an annual basis, an amount equal to 10% of its profit. Such an appropriation is necessary until the reserve reaches a maximum that is equal to 50% of the enterprise’s PRC registered capital.

F-23

Yunguhui Group Limited

Notes to Consolidated Financial Statements

Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currencies of the Company are in Renminbi (RMB). The Company’s assets and liabilities are translated into United States dollars from RMB at year-end exchange rates, and its revenues and expenses are translated at the average exchange rate during the year. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

6/30/2018
Year-end RMB: US$ exchange rate	6.6191
Annual average RMB: US$ exchange rate	6.5052

The RMB is not freely convertible into foreign currencies and all foreign exchange transactions must be conducted through authorized financial institutions.

Revenue recognition

The Company recognizes revenue when all the following criteria have been met: it has negotiated the terms of the transaction with the customer which includes setting a fixed sales price, it has transferred of possession of the product to the customer, the customer does not have the right to return the product, the customer is able to further sell or transfer the product onto others for economic benefit without any other obligation to be fulfilled by the Company, and the Company is reasonably assured that funds have been or will be collected from the customer. The Company's the amount of revenue recognized to the books reflects the value of goods invoiced, net of any value-added tax (VAT) or excise tax.

Advertising

All advertising costs are expensed as incurred. The Company incurred $0 in advertising expenses for the period ended June 30, 2018.

Research and development

All research and development costs are expensed as incurred. The Company incurred $0 in research and development costs for the period ended June 30, 2018.

Retirement benefits

Retirement benefits in the form of mandatory government sponsored defined contribution plans are charged to the either expenses as incurred or allocated to inventory as part of overhead.

Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

Comprehensive income

The Company uses FASB ASC Topic 220, “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except the changes in paid-in capital and distributions to stockholders due to investments by stockholders.

F-24

Yunguhui Group Limited

Notes to Consolidated Financial Statements

Loss per share

The Company computes earnings per share (“EPS”) in accordance with ASC Topic 260, “Earnings per share”. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS presents the dilutive effect on a per share basis from the potential conversion of convertible securities or the exercise of options and or warrants; the dilutive effects of potentially convertible securities are calculated using the as-if method; the potentially dilutive effect of options or warrants are calculated using the treasury stock method. Securities that are potentially an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Financial instruments

The Company’s financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, have carrying amounts that approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 - inputs to the valuation methodology used quoted prices for identical assets or liabilities in active markets.
•	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
•	Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Recent accounting pronouncements

In January 2017, the FASB issued guidance which simplifies the accounting for goodwill impairment. The updated guidance eliminates Step 2 of the impairment test, which requires entities to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value, determined in Step 1. The Company is currently evaluating the impact on the financial statements of this guidance.

In January 2017, the FASB amended the existing accounting standards for business combinations. The amendments clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The Company is currently evaluating the impact on the financial statements of this guidance.

3.	Going Concern

The accompanying financial statements and notes have been prepared assuming that the Company will continue as a going concern.

For the year ended June 30, 2018, the Company had accumulated deficit of $1,729,289 and a net loss of $1,729,289 from the period of inception to June 30, 2018. The Company’s ability to continue as a going concern is dependent upon the Company’s ability to generate revenue to operate profitably or raise additional capital through debt financing and/or through sales of common stock.

Management has funded operations from sales and through the cash proceeds from the issuance of stock. Until such a time as profitable operations are achieved, directors and related parties may from time to lend funds to the Company to fund operations. There are no written agreements in place for such funding or issuance of securities and there can be no assurance that such will be available in the future. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

The failure to achieve the necessary levels of profitability or obtain the additional funding would be detrimental to the Company.

F-25

Yunguhui Group Limited

Notes to Consolidated Financial Statements

4.	Other receivables

Other receivables consisted of advances to employees for job/travel disbursements consisted of advances to employees for transportation, meals, client entertainment, and set-up costs for new subsidiary establishments.

5.	Note receivable

On April 10, 2018, Beijing Yunguhui issued a note to Mr. Cheng, Yangbing, an unrelated party, in the amount of RMB 500,000 (USD 75,539) which is due on April 9, 2020. If the note is in default, a penalty of RMB 50,000 (USD 7,554) will be imposed on the note in addition the principal amount due.

6.	Plant and Equipment

6/30/2018
At Cost:
Office furniture	$1,226
Office equipment	38,742
$39,968

Less: Accumulated depreciation	(4,339)
$35,629

Depreciation expense for the period ended June 30, 2018 was $4,339.

7.	Intangible Asset

6/30/2018
At Cost:
Software application	$2,508

Less: Accumulated amortization	(293)
$2,215

Amortization expense for period ended June 30, 2018 was $293.

8.	Related Party Receivables

Related party receivable consisted of the following:

6/30/2018

Huijin International Limited, shareholder	$1,812
Huichuang International Limited, shareholder	1,058
Huibang International Limited, shareholder	1,058
Huiyang International Limited, shareholder	1,058
$4,986

Related party receivables represented advances for operational use and in the normal course of business. The amounts are unsecured, interest-free and due on demand.

F-26

Yunguhui Group Limited

Notes to Consolidated Financial Statements

9.	Customer Deposits

Customer deposits represent prepayments from customers whom have engaged the Company to render services. The Company accounts for the amounts as liabilities until it has fulfilled all the criteria set forth under the significant accounting policy for revenue recognition at which point those amounts will be recognized the Company’s result of operations.

10.	Equity

For the period ended June 30, 2018, the Company issued 200,000,000 common shares to its shareholders for services provided to the company during the establishment period for a value equating to $100,000. The Company also issued shares to 28 subscribers for cash in the amount of US$ 878,832 and registered capital from the owners of the Anhui Yunguhui and Beijing Yunguhui in the amount of RMB 6,000,000 (about US$ 769,232).

11.	Income Taxes

The Company and its subsidiaries formed in the Republic of Seychelles is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no withholding tax is imposed.

The Company’s subsidiary formed in Hong Kong is subject to the profits tax rate at 16.5% for income generated and operation in the special administrative region. The Company’s subsidiaries incorporated in the PRC are subject to profits tax rate at 25% for income generated and operation in the country.

The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The Company’s subsidiaries incorporated in the PRC has unused net operating losses (“NOLs”) available for carry forward to future years for PRC income tax reporting purposes up to five years. The Company recorded a deferred tax asset in the amount of $0 at June 30, 2018.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The following table reconciles the statutory rates to the Company’s effective tax rate:

6/30/2018
Statutory rates in the Republic of Seychelles	0%
Statutory rates in Hong Kong	16.5%
Statutory rates in PRC	25.0%
Foreign earned income not subject to taxes in the Republic of Seychelles	(41.5)%
Effective income tax rate	0%

Loss before taxes:
Republic of Seychelles	$(122,920)
Hong Kong	(4,700)
PRC	(1,601,669)
$(1,729,289)

F-27

Yunguhui Group Limited

Notes to Consolidated Financial Statements

12.	Lease Commitments

For the period ended June 30, 2018, the Company entered the following lease agreements:

•

Anhui Yunguhui entered into a five-year operating lease agreement leasing a two floored office commencing on July 1, 2017 and expiring on June 30, 2022. The monthly lease expense is RMB 9,147 (USD $1,382).

•

Beijing Yunguhui entered into a five-year operating lease agreement leasing an office commencing on August 21, 2017 and expiring on August 23, 2022. The monthly lease expense is RMB 93,365 (USD $14,105).

•

Nanjing Yunguhui entered into a twenty-five months operating lease agreement leasing an office commencing on November 18, 2016 and expiring on December 17, 2018. The lease was renewed on November 17, 2018, extending the lease for another twenty-five months expiring on December 17, 2020. The monthly lease expense is RMB 104,635 (USD $15,808).

The minimum future lease payments for the office at June 30, 2018 are as follows:

Period	Lease Payable
Year 1	$375,891
Year 2	375,891
Year 3	265,235
Year 4	184,810
Year 5	28,212
$1,230,039

The outstanding lease commitments for the leases listed above as of June 30, 2018 was $1,230,039. The lease expense for the year ended June 30, 2018 was $309,876.

13.	Risks

A.	Credit risk

The Company’s deposits are made with banks located in the PRC. They do not carry federal deposit insurance and may be subject to loss of the banks become insolvent.

Since the Company’s inception, the age of account receivables has been less than one year indicating that the Company is subject to minimal risk borne from credit extended to customers.

B.	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by changes in the political, economic, and legal environments in the PRC.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

F-28

Yunguhui Group Limited

Notes to Consolidated Financial Statements

C.	Environmental risks

The Company has procured environmental licenses required by the PRC government. The Company has both a water treatment facility for water used in its production process and secure transportation to remove waste off site. In the event of an accident, the Company has purchased insurance to cover potential damage to employees, equipment, and local environment.

D.	Inflation Risk

Management monitors changes in prices levels. Historically inflation has not materially impacted the company’s financial statements; however, significant increases in the price of raw materials and labor that cannot be passed to the Company’s customers could adversely impact the Company’s results of operations.

14.	Subsequent Events

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. There are two types of subsequent events: (1) recognized, or those that provide additional evidence with respect to conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements, and (2) non-recognized, or those that provide evidence with respect to conditions that did not exist at the date of the balance sheet but arose subsequent to that date. The Company has evaluated subsequent events from June 30, 2018 through the date the financial statements were available to be issued. There was no subsequent event at the report date.

F-29

Capstone Systems Inc.

Proforma Combined Financial Statements

September 30, 2018

F-30

Contents	Page

Proforma Combined Balance Sheets	F-32

Proforma Combined Statements of Operations and Comprehensive Loss	F-33

Notes to Consolidated Financial Statements	F-34 - F-36

F-31

Capstone Systems Inc.

Proforma Combined Balance Sheet

As of September 30, 2018

	Capstone	Yunguhui	Adjustments	Combined
Assets
Current assets
Cash and cash equivalents	$-	$228,715	-	$228,715
Accounts receivable	-	145,633	-	145,633
Other receivables	-	40,305	-	40,305
Related party receivable	-	3,787	-	3,787
Advance to suppliers	-	80,677	-	80,677
Prepaid expenses	-	12,540	-	12,540
Total current assets	$-	$511,657	-	$511,657

Non-current assets
Note receivables	-	72,817		72,817
Plant and equipment, net	-	32,464	-	32,464
Intangible asset, net	-	2,015	-	2,015
Total Assets	$-	$618,953	-	$618,953

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$7,966	$28,044	-	$36,010
Taxes payable	-	7,595	-	7,595
Other payable	-	5,724	-	5,724
Related party payable	52,702	1,067,744	-	1,120,446
Customer deposits	-	290,219	-	290,219
Total current liabilities	$60,668	$1,399,326	-	$1,459,994

Total Liabilities	$60,668	$1,399,326	-	$1,459,994

Commitments and Contingencies

Stockholders’ Equity
Common stock, $0.001 par value, 2,000,000,000 shares authorized; 206,842,664 shares issued and outstanding at September 30, 2018, respectively	$5,085	$100,878	100,880	$206,843
Additional paid in capital	35,781	1,661,822	(100,880)	1,596,723
Accumulated deficit	(101,534)	(2,525,161)	-	(2,626,695)
Accumulated other comprehensive loss	-	(17,913)	-	(17,913)
Total Stockholders’ Equity	$(60,668)	$(780,373)	-	$(841,041)

Total Liabilities and Stockholders’ Equity	$-	$618,953	-	$618,953

See Accompanying Notes to the Financial Statements

F-32

Capstone Systems Inc.

Proforma Combined Statement of Operations and Comprehensive Loss

For the three-month period ended September 30, 2018

	Capstone	Yunguhui	Adjustments	Combined

Net revenues	$-	$222,895	-	$222,895
Cost of revenues	-	813	-	813
Gross profit	-	222,082	-	222,082

Operating expenses:
Selling expense	-	12,094	-	12,094
General and administrative expenses	10,445	1,005,993	-	1,016,438
Total operating expenses	10,445	1,018,087	-	1,028,532

Operating loss	(10,445)	(796,006)	-	(806,451)

Other income (expenses):
Other income	-	221	-	221
Other expense	-	(110)	-	(110)
Interest income	-	76	-	76
Interest expense	-	(53)	-	(53)
Total other income and (expenses)	-	134	-	134

Loss before taxes from operations	(10,445)	(795,872)	-	(806,317)

Provision for income taxes	-	-	-	-

Net loss	$(10,445)	$(795,872)	-	$(806,317)

Other comprehensive income:
Foreign currency translation income	-	(14,636)	-	(14,636)
Comprehensive loss	$(10,445)	$(810,508)	-	$(820,953)

Loss per share:
Basic and diluted loss per share				(0.00)
Basic and diluted weighted average shares outstanding				206,842,664

See Accompanying Notes to the Financial Statements

F-33

Capstone Systems Inc.

Notes to Proforma Combined Financial Statements

1.	Organization and Principal Activities

Capstone Systems Inc. (the “Company”) is a for profit corporation established under the Corporation Laws of the State of Nevada on April 1, 2015. The address of our business office is Yun Gu Hui, International Financial Center, 42nd Floor, Hangzhou Street 1, Qinhuai District, Nanjing, Jiangsu Province, China. We maintain our statutory registered agent's office at 525 Swallow Cove, Boulder City, NV 89005.

On January 17, 2018, the Company filed a Certificate of Amendment with the State of Nevada to increase its authorized shares of common stock from 75,000,000 to 2,000,000,000.

On January 15, 2018, the Company entered entered into a share exchange agreement with Yunguhui Group Limited (“Yunguhui Group”) and thirty-three stockholders of Yunguhui Group, together holding 100% of the issued and capital stocks of Yunguhui Group. Pursuant to the Share Exchange Agreement, in exchange for all of the issued and outstanding stocks of Yunguhui Group Limited, the Company will, upon the closing of the Share Exchange Agreement, issue to Yunguhui Group Stockholders in the aggregate of 201,757,664 newly issued shares of the Company’s common stock and in the individual amounts as set forth on Schedule A of the Share Exchange Agreement. 201,757,664 shares of its common stock in exchange for all the outstanding shares in Yunguhui Group. This transaction has been accounted for a reverse takeover transaction and a recapitalization of the Company whereby the Company, the legal acquirer, is the accounting acquiree, and Yunguhui Group, the legal acquiree, is the accounting acquirer; accordingly, the Company historical statement of stockholders’ equity has been retroactively restated to the first period presented.

Yunguhui Group Limited (the “Yunguhui Group” or “Company”) was incorporated as an international business company in the Republic of Seychelles on November 2, 2017. Yunguhui Group’s wholly-owned subsidiary, Yunguhui Holdings Development Limited (“Yunguhui Holdings”) was incorporated as an international business company in the Republic of Seychelles on November 3, 2017. Yunguhui Holdings’ wholly-owned subsidiary, Yin Gu Hui International (Hong Kong) Development Limited (“Yin Gu Hui Hong Kong”) was incorporated as a limited liability company in Hong Kong on December 6, 2017. Yun Gu Hui Hong Kong’s wholly-owned subsidiary, Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”) was incorporated as a limited liability company in Shenzhen City, Guangdong Province, People’s Republic of China on February 22, 2018. Shenzhen Yunguhui’s wholly-owned subsidiary, Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”) was incorporated as a limited liability company in Anhui City, Anhui Province, People’s Republic of China on July 28, 2017. Anhui Yunguhui’s wholly-owned subsidiaries, (1) Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”) was incorporated as a limited liability company in Beijing City, People’s Republic of China on December 19, 2017 and (2) Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhu”) was incorporated as a limited liability company in Nanjing City, Jiangsu Province, People’s Republic of China on December 20, 2017

The Company’s primary business activities are to provide consultancy services.

2.	Summary of Significant Accounting Policies

Basis of presentation

These proforma combined financial statements, accompanying notes, and related disclosures have been prepared on an as-if basis assuming that the reverse takeover transaction between the Company and Yunguhui Group has been in effect since the beginning of the period present in the results of operations by combining the historical financial statements of the entities and eliminating any intercompany balances. Goodwill would not be recognized in this transaction, and the carrying values of the Company and Yunguhui Group are their respective historical values. Actual results combined results may have differed from those presented herein.

F-34

Capstone Systems Inc.

Notes to Proforma Combined Financial Statements

These financial statements have been prepared using the accrual basis of accounting in accordance with the generally accepted accounting principles ("GAAP") in the United States. The Company’s fiscal year end is September 30 and the financial statements are presented in US dollars

Basis of proforma combined financial statements

These proforma combined financial statements include the accounts of the Company and the entities listed below. All intercompany accounts and transactions have been eliminated.

Name of Subsidiary	State or Jurisdiction of Organization of Entity	Attributable equity interest
Yunguhui Group Limited (“Yunguhui Group”)	Republic of Seychelles	100%
Yunguhui Holdings Development Limited (“Yunguhui Holdings”)	Republic of Seychelles	100%
Yun Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”)	Hong Kong	100%
Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”)	PRC	100%
Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”)	VIE
Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”)	PRC	100%
Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”)	PRC	100%

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Foreign currency translation and re-measurement

The Company translates its foreign operations to the U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The reporting currency for the Company and its subsidiaries is the US dollar. The Company, Yunguhui Group, and Yunguhui Holdings’s functional currency is the U.S. dollar; Yin Gu Hui Hong Kong, Shenzhen Yunguhui, Anhui Yunguhui, Beijing Yunguhui, and Nanjing Yunguhui use the Chinese Renminbi (“RMB”) as their functional currency.

The Company's subsidiaries, whose records are not maintained in that company's functional currency, re-measure their records into their functional currency as follows:

•	Monetary assets and liabilities at exchange rates in effect at the end of each period
•	Nonmonetary assets and liabilities at historical rates
•	Revenue and expense items at the average rate of exchange prevailing during the period

Gains and losses from these re-measurements were not significant and have been included in the Company's results of operations.

F-35

Capstone Systems Inc.

Notes to Proforma Combined Financial Statements

The Company's subsidiaries, whose functional currency is not the U.S. dollar, translate their records into the U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at the historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

9/30/2018
Year-end RMB: US$ exchange rate	6.8665
Annual average RMB: US$ exchange rate	6.8031

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at the rates used in translation.

3.	Proforma Adjustments

Entry No.	Description	Dr.	Cr.
1	Additional paid in capital	100,880
	Common stock		100,880

	Issuance of shares under share exchange agreement and recapitalization of the Company

4.	Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going-concern basis. The going-concern basis assumes that assets are realized, and liabilities are settled in the ordinary course of business at amounts disclosed in the financial statements. The Company’s ability to continue as a going concern depends upon its ability to market and sell its products to generate positive operating cash flows. For the three-month period ended September 30, 2018, the combined Company recognized net losses of $806,317. As of September 30, 2018, the combined Company had an accumulated deficit of approximately $2,626,695 and a working capital deficit of $948,337. These conditions raise a substantial doubt as to whether the Company may continue as a going concern.

In an effort to improve its financial position, the Company is working to obtain new working capital through the sales of equity or debt securities for cash to fund operations and to expand. The Company also relies on related parties to provided financing and management services at costs that may not be indicative of the prevailing market rates for such services.

If the Company is not able to generate positive operating cash flows, raise additional capital, and retain the services of certain related parties, it may become insolvent.

F-36

Capstone Systems Inc.

Proforma Combined Financial Statements

June 30, 2018

F-37

Contents	Page

Proforma Combined Balance Sheets	F-39

Proforma Combined Statements of Operations and Comprehensive Loss	F-40

Notes to Consolidated Financial Statements	F-41 - F-43

F-38

Capstone Systems Inc.

Proforma Combined Balance Sheet

As of June 30, 2018

	Capstone	Yunguhui	Adjustments	Combined
Assets
Current assets
Cash and cash equivalents	$-	$47,037	-	$47,037
Other receivables	-	192,557	-	192,557
Related party receivable	-	4,986	-	4,986
Prepaid expenses	209	-	-	209
Advance to suppliers	-	15,608	-	15,608
Total current assets	$209	$260,188	-	$260,397

Non-current assets
Note receivable	-	75,539	-	75,539
Plant and equipment, net	-	35,629	-	35,629
Intangible asset, net	-	2,215	-	2,215
Total Assets	$209	$373,571	-	$373,780

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$9,000	$6,658	-	$15,658
Taxes payable	-	20	-	20
Other payable	-	32,095	-	32,095
Related party payable	35,432	-	-	35,432
Accrued liabilities	6,000	20,000	-	26,000
Customer deposits	-	305,600	-	305,600
Total current liabilities	$50,432	$364,373	-	$414,805

Total Liabilities	$50,432	$364,373	-	$414,805

Commitments and Contingencies

Stockholders’ Equity
Common stock, $0.001 par value, 2,000,000,000 shares authorized; 206,842,664 shares issued and outstanding at June 30, 2018, respectively	$5,085	$100,878	100,880	$206,843
Additional paid in capital	35,781	1,647,185	(100,880)	1,582,086
Accumulated deficit	(91,089)	(1,729,289)	-	(1,820,378)
Accumulated other comprehensive loss	-	(9,576)	-	(9,576)
Total Stockholders’ Equity	$(50,223)	$9,198	-	$(41,025)

Total Liabilities and Stockholders’ Equity	$209	$373,571	-	$373,571

See Accompanying Notes to the Financial Statements

F-39

Capstone Systems Inc.

Proforma Combined Statement of Operations and Comprehensive Loss

For the year ended June 30, 2018

	Capstone	Yunguhui	Adjustments	Combined

Net revenues	$30,258	$4,850	-	$35,108
Cost of revenues	29,549	4,073	-	33,622
Gross profit	709	777	-	1,486

Operating expenses:
General and administrative expenses	52,553	1,730,548	-	1,783,101
Total operating expenses	52,553	1,730,548	-	1,783,101

Operating loss	(51,844)	(1,729,771)	-	(1,781,615)

Other income (expenses):
Other income	2,089	-	-	2,089
Interest income	-	482	-	482
Total other income and (expenses)	2,089	482	-	2,571

Loss before taxes from operations	(49,755)	(1,729,289)	-	(1,779,044)

Provision for income taxes	-	-	-

Net loss	$(49,755)	$(1,729,289)	-	$(1,779,044)

Other comprehensive income:
Foreign currency translation income	-	(9,576)	-	(9,576)
Comprehensive loss	$(49,755)	$(1,738,865)	-	$(1,788,620)

Loss per share:
Basic and diluted loss per share				(0.00)
Basic and diluted weighted average shares outstanding				206,842,664

See Accompanying Notes to the Financial Statements

F-40

Capstone Systems Inc.

Notes to Proforma Combined Financial Statements

1.	Organization and Principal Activities

Capstone Systems Inc. (the “Company”) is a for profit corporation established under the Corporation Laws of the State of Nevada on April 1, 2015. The address of our business office is Yun Gu Hui, International Financial Center, 42nd Floor, Hangzhou Street 1, Qinhuai District, Nanjing, Jiangsu Province, China. We maintain our statutory registered agent's office at 525 Swallow Cove, Boulder City, NV 89005.

On January 17, 2018, the Company filed a Certificate of Amendment with the State of Nevada to increase its authorized shares of common stock from 75,000,000 to 2,000,000,000.

On January 15, 2018, the Company entered entered into a share exchange agreement with Yunguhui Group Limited (“Yunguhui Group”) and thirty-three stockholders of Yunguhui Group, together holding 100% of the issued and capital stocks of Yunguhui Group. Pursuant to the Share Exchange Agreement, in exchange for all of the issued and outstanding stocks of Yunguhui Group Limited, the Company will, upon the closing of the Share Exchange Agreement, issue to Yunguhui Group Stockholders in the aggregate of 201,757,664 newly issued shares of the Company’s common stock and in the individual amounts as set forth on Schedule A of the Share Exchange Agreement. 201,757,664 shares of its common stock in exchange for all the outstanding shares in Yunguhui Group. This transaction has been accounted for a reverse takeover transaction and a recapitalization of the Company whereby the Company, the legal acquirer, is the accounting acquiree, and Yunguhui Group, the legal acquiree, is the accounting acquirer; accordingly, the Company historical statement of stockholders’ equity has been retroactively restated to the first period presented.

Yunguhui Group Limited (the “Yunguhui Group” or “Company”) was incorporated as an international business company in the Republic of Seychelles on November 2, 2017. Yunguhui Group’s wholly-owned subsidiary, Yunguhui Holdings Development Limited (“Yunguhui Holdings”) was incorporated as an international business company in the Republic of Seychelles on November 3, 2017. Yunguhui Holdings’ wholly-owned subsidiary, Yun Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”) was incorporated as a limited liability company in Hong Kong on December 6, 2017. Yun Gu Hui Hong Kong’s wholly-owned subsidiary, Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”) was incorporated as a limited liability company in Shenzhen City, Guangdong Province, People’s Republic of China on February 22, 2018. Shenzhen Yunguhui’s wholly-owned subsidiary, Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”) was incorporated as a limited liability company in Anhui City, Anhui Province, People’s Republic of China on July 28, 2017. Anhui Yunguhui’s wholly-owned subsidiaries, (1) Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”) was incorporated as a limited liability company in Beijing City, People’s Republic of China on December 19, 2017 and (2) Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”) was incorporated as a limited liability company in Nanjing City, Jiangsu Province, People’s Republic of China on December 20, 2017.

The Company’s primary business activities are to provide consultancy services.

2.	Summary of Significant Accounting Policies

Basis of presentation

These proforma combined financial statements, accompanying notes, and related disclosures have been prepared on an as-if basis assuming that the reverse takeover transaction between the Company and Yunguhui Group has been in effect since the beginning of the period present in the results of operations by combining the historical financial statements of the entities and eliminating any intercompany balances. Goodwill would not be recognized in this transaction, and the carrying values of the Company and Yunguhui Group are their respective historical values. Actual results combined results may have differed from those presented herein.

F-41

Capstone Systems Inc.

Notes to Proforma Combined Financial Statements

These financial statements have been prepared using the accrual basis of accounting in accordance with the generally accepted accounting principles ("GAAP") in the United States. The Company’s fiscal year end is June 30 and the financial statements are presented in US dollars

Basis of proforma combined financial statements

These proforma combined financial statements include the accounts of the Company and the entities listed below. All intercompany accounts and transactions have been eliminated.

Name of Subsidiary	State or Jurisdiction of Organization of Entity	Attributable equity interest
Yunguhui Group Limited (“Yunguhui Group”)	Republic of Seychelles	100%
Yunguhui Holdings Development Limited (“Yunguhui Holdings”)	Republic of Seychelles	100%
Yun Gu Hui International (Hong Kong) Development Limited (“Yun Gu Hui Hong Kong”)	Hong Kong	100%
Shenzhen Yunguhui Technology Development Limited (“Shenzhen Yunguhui”)	PRC	100%
Anhui Yunguhui Internet Technology Limited (“Anhui Yunguhui”)	VIE
Beijing Yunguhui Information Technology Co. Limited (“Beijing Yunguhui”)	PRC	100%
Nanjing Yunguhui Information Technology Co. Limited (“Nanjing Yunguhui”)	PRC	100%

Use of estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

Foreign currency translation and re-measurement

The Company translates its foreign operations to the U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The reporting currency for the Company and its subsidiaries is the US dollar. The Company, Yunguhui Group, and Yunguhui Holdings’s functional currency is the U.S. dollar; Yun Gu Hui Hong Kong, Shenzhen Yunguhui, Anhui Yunguhui, Beijing Yunguhui, and Nanjing Yunguhui use the Chinese Renminbi (“RMB”) as their functional currency.

The Company's subsidiaries, whose records are not maintained in that company's functional currency, re-measure their records into their functional currency as follows:

•	Monetary assets and liabilities at exchange rates in effect at the end of each period
•	Nonmonetary assets and liabilities at historical rates
•	Revenue and expense items at the average rate of exchange prevailing during the period

Gains and losses from these re-measurements were not significant and have been included in the Company's results of operations.

F-42

Capstone Systems Inc.

Notes to Proforma Combined Financial Statements

The Company's subsidiaries, whose functional currency is not the U.S. dollar, translate their records into the U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at the historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

6/30/2018
Year-end RMB: US$ exchange rate	6.6191
Annual average RMB: US$ exchange rate	6.5052

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at the rates used in translation.

3.	Proforma Adjustments

Entry No.	Description	Dr.	Cr.
1	Additional paid in capital	100,880
	Common stock		100,880

	Issuance of shares under share exchange agreement and recapitalization of the Company

4.	Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going-concern basis. The going-concern basis assumes that assets are realized, and liabilities are settled in the ordinary course of business at amounts disclosed in the financial statements. The Company’s ability to continue as a going concern depends upon its ability to market and sell its products to generate positive operating cash flows. For the year ended June 30, 2018, the combined Company recognized net losses of $1,779,044. As of June 30, 2018, the combined Company had an accumulated deficit of approximately $1,820,378 and a working capital deficit of $154,408. These conditions raise a substantial doubt as to whether the Company may continue as a going concern.

In an effort to improve its financial position, the Company is working to obtain new working capital through the sales of equity or debt securities for cash to fund operations and to expand. The Company also relies on related parties to provided financing and management services at costs that may not be indicative of the prevailing market rates for such services.

If the Company is not able to generate positive operating cash flows, raise additional capital, and retain the services of certain related parties, it may become insolvent.

F-43